SUNAMERICA FOCUSED SERIES, INC.

Focused International Equity Portfolio

Harborside Financial Center

3200 Plaza 5

Jersey City, NJ 07311-4992

(800) 858-8850

November 6, 2008

Dear Shareholder:

You are cordially invited to attend a special shareholders meeting (the “Special Meeting”) of the Focused International Equity Portfolio (the “Focused International Portfolio”), a series of SunAmerica Focused Series, Inc. (the “Corporation”), to be held on Tuesday, December 16, 2008. Before the meeting, I would like to provide you with additional background information and ask for your vote on an important proposal affecting the Focused International Portfolio.

We are asking for your vote to approve a proposed reorganization of the Focused International Portfolio with the SunAmerica International Equity Fund (the “International Equity Fund”), a series of SunAmerica Equity Funds (the “Trust”). In this reorganization, your shares of the Focused International Portfolio would, in effect, be exchanged for the same class of shares of the International Equity Fund with the same aggregate net asset value of the Focused International Portfolio shares currently held by you. It is currently anticipated that the reorganization should be effected on a tax-free basis for federal income tax purposes.

The reorganization is being proposed because AIG SunAmerica Asset Management Corporation (“AIG SAAMCo”), the Focused International Portfolio’s and the International Equity Fund’s investment adviser, believes that shareholders of each fund will benefit more from the potential operating efficiencies and economies of scale that may be achieved by combining the funds’ assets in the reorganization, than by continuing to operate the two funds separately. AIG SAAMCo further believes that it is in the best interests of the Focused International Portfolio’s shareholders to combine its assets with a fund with a superior performance history and lower expense structure. AIG SAAMCo believes that the International Equity Fund’s investment objective and strategies make it a compatible fund within the SunAmerica complex for a reorganization with the Focused International Portfolio. Each of the Focused International Portfolio and the International Equity Fund follows an international investing strategy which involves investing in a number of different countries throughout the world, and may incorporate, in any combination, elements of value investing, growth investing and country allocation.

Each of the Board of Directors of the Corporation and the Board of Trustees of the Trust has determined that the proposed reorganization of the Focused International Portfolio with the International Equity Fund is in the best interests of the Focused International Portfolio and the International Equity Fund, respectively, and the interests of the Focused International Portfolio’s and the International Equity Fund’s existing shareholders will not be diluted as a result of the reorganization. If the reorganization is approved by shareholders, it is expected that the proposed reorganization will take effect in January 2009. Included in this booklet is information about the upcoming Special Meeting:

•	A Notice of a Special Meeting of Shareholders, which summarizes the matter on which you are being asked to vote; and

•

The Combined Prospectus/Proxy Statement, which provides detailed information on the International Equity Fund, the specific proposal being considered at the Special Meeting, and why the proposal is being made.

I encourage you to review the enclosed materials carefully. As a shareholder, your vote is important, and we hope that you will respond today to ensure that your shares will be represented at the Special Meeting. You may vote in one of the following ways:

•	By calling us toll-free at the telephone number listed on the enclosed proxy card;

•	By internet at the website address listed on the enclosed proxy card;

•	By returning the enclosed proxy card in the postage-paid envelope; or

•	In person at the Special Meeting.

As always, we appreciate your support.

Sincerely,

/s/ John T. Genoy John T. Genoy
President

Please vote now. Your vote is important.

To avoid the wasteful and unnecessary expense of further solicitation, we urge you to promptly indicate your vote on the enclosed proxy card, date and sign it and return it in the envelope provided, or record your voting instructions by telephone or via the internet, no matter how large or small your holdings may be. If you submit a properly executed proxy but do not indicate how you wish your shares to be voted, your shares will be voted “For” the reorganization. If your shares are held through a broker, you must provide voting instructions to your broker about how to vote your shares in order for your broker to vote your shares at the Special Meeting.

QUESTIONS & ANSWERS

We recommend that you read the complete Combined Prospectus/Proxy Statement. For your convenience, we have provided a brief overview of the issue to be voted on.

Q:	Why is a shareholder meeting being held?

A:	You are being asked to approve an agreement and plan of reorganization (the “Reorganization”) between SunAmerica Focused Series, Inc. (the “Corporation”), on behalf of its series, the Focused International Equity Portfolio (the “Focused International Portfolio”), and SunAmerica Equity Funds (the “Trust”), on behalf of its series, the SunAmerica International Equity Fund (the “International Equity Fund” and together with the Focused International Portfolio, the “Funds” and each, a “Fund”), a Fund that pursues an investment objective and certain investment strategies similar to that of the Focused International Portfolio. If the proposed Reorganization is approved and completed, an account at the International Equity Fund will be set up in your name, you will become a shareholder of the International Equity Fund, and the Focused International Portfolio will be terminated as a series of the Corporation. Please refer to the Combined Prospectus/Proxy Statement for a detailed explanation of the proposed Reorganization and for a more complete description of the International Equity Fund.

Q:	How does the Board of Directors suggest that I vote?

A:	After careful consideration, the Board of Directors of the Corporation (the “Board of Directors”) on behalf of the Focused International Portfolio, has determined that the proposed Reorganization is in the best interests of the Focused International Portfolio and the interests of the Focused International Portfolio’s existing shareholders will not be diluted as a result of the Reorganization and, therefore, recommends that you cast your vote “For” the proposed Reorganization. The Board of Directors has determined that shareholders of the Focused International Portfolio may benefit from (i) the possible operating efficiencies from the larger net asset size of the combined fund, (ii) the expectation that the combined fund will have gross and net operating expenses below those of the Focused International Portfolio prior to the Reorganization, (iii) the similarity of the investment objective and the compatibility of certain investment strategies of the International Equity Fund, and (iv) being invested in a Fund with superior performance history.

Q:	How will the Reorganization affect me?

A:	If shareholders of the Focused International Portfolio approve the proposed Reorganization, all the assets and liabilities of the Focused International Portfolio will be combined with those of the International Equity Fund, an account will be set up in your name at the International Equity Fund and you will receive shares of the International Equity Fund. You will receive the same class of shares of the International Equity Fund as you currently hold of the Focused International Portfolio. The aggregate net asset value of the shares you receive in the Reorganization will equal the aggregate net asset value of the shares you own immediately prior to the Reorganization. As a result of the Reorganization, however, a shareholder of the Focused International Portfolio will hold a smaller percentage of ownership in the combined fund than he or she held in the Focused International Portfolio prior to the Reorganization.

Q:	In the Reorganization, will I receive shares of the International Equity Fund of the same class as the shares of the Focused International Portfolio that I now hold?

A:	Yes. You will receive shares of the International Equity Fund of the same class as the shares you own of the Focused International Portfolio.

Q:	Will I own the same number of shares of the International Equity Fund as I currently own of the Focused International Portfolio?

A:

No. You will receive shares of the International Equity Fund with the same aggregate net asset value as the shares of the Focused International Portfolio you own prior to the Reorganization. However, the number of shares you receive will depend on the relative net asset value of the shares of the Focused International Portfolio and the International Equity Fund on the closing date. Thus, on the closing date, if the net asset value of a share of the International Equity Fund is lower than the net asset value of the corresponding share class of the Focused International Portfolio, you will receive a greater number of shares of the International Equity Fund in the Reorganization than you held in the Focused International Portfolio before the Reorganization. On the other hand, if the net asset value of a share of the International Equity Fund is higher than the net asset value of the corresponding share class of the Focused International Portfolio, you will receive fewer shares of the International Equity Fund in the Reorganization than you held in the Focused International Portfolio before the Reorganization. The aggregate net asset value of your International Equity Fund shares immediately after the Reorganization will be the same as the aggregate net asset value of your Focused International Portfolio shares immediately prior to the Reorganization.

Q:	Will my privileges as a shareholder change after the Reorganization?

A:	Your rights as a shareholder will not change in any substantial way as a result of the Reorganization, but you will be a shareholder of the International Equity Fund, which is a series of the Trust, a Massachusetts business trust, rather than the Focused International Portfolio, which is a series of the Corporation, a Maryland corporation. As discussed in the Combined Proxy Statement/Prospectus, there are certain differences between Massachusetts business trusts and Maryland corporations with respect to shareholder rights. The shareholder services available to you after the Reorganization will be identical.

Q:	Who will advise the International Equity Fund once the Reorganization is completed?

A:	As you know, the Focused International Portfolio is advised by AIG SunAmerica Asset Management Corp. (“AIG SAAMCo”). The International Equity Fund also is advised by AIG SAAMCo and will continue to be advised by AIG SAAMCo once the Reorganization is completed. The International Equity Fund is subadvised by AIG Global Investment Corp. (“AIGGIC”), an affiliate of AIG SAAMCo, and will continue to be subadvised by AIGGIC once the Reorganization is completed.

Q:	Will I have to pay any sales load, commission or other similar fee in connection with the Reorganization?

A:	No, you will not pay any sales load, commission or other similar fee in connection with the Reorganization. As more fully discussed in the Combined Prospectus/Proxy Statement, the holding period with respect to any contingent deferred sales charge that applies to shares of the International Equity Fund acquired by you in the Reorganization will be measured from the earlier of the time (i) you purchased your Focused International Portfolio shares or (ii) you purchased your shares of any other fund advised by AIG SAAMCo and subsequently exchanged them for shares of the Focused International Portfolio.

Q:	How do operating expenses paid by the International Equity Fund compare to those payable by the Focused International Portfolio?

A:	Following the Reorganization, the International Equity Fund’s gross projected operating expenses are expected to be below those of the Focused International Portfolio. The net operating expenses of the International Equity Fund are also expected to be below those of the Focused International Portfolio after taking into account the contractual fee waivers and expense reimbursement arrangements for each of the International Equity Fund and the Focused International Portfolio.

Q:	What will I have to do to open an account in the International Equity Fund? What happens to my account if the Reorganization is approved?

A:

If the Reorganization is approved, an account will be set up in your name and your shares automatically will be converted into shares of the International Equity Fund. We will send you written confirmation that this change has taken place. You will receive the same class of shares of the International Equity Fund as you currently hold of the Focused International Portfolio. The aggregate net asset value of the shares you receive in the Reorganization will be equal to the aggregate net asset value of the shares you own immediately prior to the Reorganization. No certificates for shares will be issued in connection with the Reorganization. If you currently hold certificates representing your shares of the Focused International Portfolio, it is not necessary to surrender such certificates.

Q:	Will I have to pay any federal taxes as a result of the Reorganization?

A:	The Reorganization of the Focused International Portfolio is currently expected to qualify as a tax-free “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended. If the Reorganization so qualifies, in general, the Focused International Portfolio will not recognize any gain or loss as a result of the transfer of all of its assets and liabilities in exchange solely for shares of the International Equity Fund and the assumption of its liabilities by the International Equity Fund, or as a result of its liquidation, and you will not recognize any gain or loss upon your receipt solely of shares of the International Equity Fund in connection with the Reorganization.

A portion of the portfolio holdings of the Focused International Portfolio may be sold in connection with the Reorganization. The tax impact of such sales will depend on the difference between the price at which such portfolio holdings are sold and the Focused International Portfolio’s basis in such holdings. Any capital gains recognized in these sales on a net basis will be distributed to the Focused International Portfolio’s shareholders as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale, and such distributions will be taxable to shareholders.

Q:	What if I redeem or exchange my shares before the Reorganization takes place?

A:	If you choose to redeem or exchange your shares before the Reorganization takes place, the redemption or exchange will be treated as a normal redemption or exchange of shares and, generally, will be a taxable transaction and any applicable redemption fees will be applied. Also, in the case of redemptions, you will be responsible for payment of any applicable contingent deferred sales charges.

Q:	How do I vote my proxy?

A:	You may cast your vote by mail, telephone or internet or in person at the special shareholders meeting. To vote by mail, please mark your vote on the enclosed proxy card and sign, date and return the card in the postage-paid envelope provided. To vote by telephone or over the internet, please have the proxy card in hand and call the telephone number or go to the website address listed on the enclosed form and follow the instructions.

Q:	When will the Reorganization occur?

A:	If approved by shareholders, the Reorganization is expected to occur in January 2009. The Reorganization will not take place if the Reorganization is not approved by the Focused International Portfolio’s shareholders.

Q:	Whom do I contact for further information?

A:	You may call The Altman Group, Inc., our proxy solicitation firm at the telephone number listed on the enclosed proxy card.

Important additional information about the proposal is set forth in the accompanying Combined Prospectus/Proxy Statement. Please read it carefully.

SUNAMERICA FOCUSED SERIES, INC.

Focused International Equity Portfolio

Harborside Financial Center

3200 Plaza 5

Jersey City, NJ 07311-4992

(800) 858-8850

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON DECEMBER 16, 2008

To the Shareholders of the Focused International Equity Portfolio:

This is to notify you that a Special Meeting of Shareholders (the “Special Meeting”) of the Focused International Equity Portfolio (the “Focused International Portfolio”), a series of SunAmerica Focused Series, Inc. (the “Corporation”) will be held on Tuesday, December 16, 2008 at 9:00 a.m., Eastern time, at the offices of AIG SunAmerica Asset Management Corp. (“AIG SAAMCo”), located at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311 for the following purposes:

1. To consider a proposal to approve an Agreement and Plan of Reorganization (the “Reorganization Agreement”) pursuant to which the Focused International Portfolio would transfer all of its assets to the SunAmerica International Equity Fund (the “International Equity Fund”), a series of SunAmerica Equity Funds, in exchange solely for the assumption of the Focused International Portfolio’s liabilities by the International Equity Fund and Class A, Class B and Class C shares of the International Equity Fund, which shares will be distributed by the Focused International Portfolio to the holders of its shares in complete liquidation thereof; and

2. To transact such other business as may properly be presented at the Special Meeting or any adjournment or postponement thereof.

The Board of Directors of the Corporation has fixed the close of business on October 8, 2008 as the record date for determination of shareholders of the Focused International Portfolio entitled to notice of, and to vote at, the Special Meeting and any adjournments or postponements thereof.

It is very important that your vote be received prior to the Special Meeting date.    Voting instructions for shares held of record in the name of a nominee, such as a broker-dealer or director of an employee benefit plan, may be subject to earlier cut-off dates established by such intermediaries for receipt of such instructions.

Your vote is important regardless of the size of your holdings in the Focused International Portfolio. Whether or not you expect to be present at the Special Meeting, please complete and sign the enclosed proxy card and return it promptly in the enclosed envelope. Certain shareholders may also vote by telephone or over the internet; please see page 37 of the enclosed Combined Prospectus/Proxy Statement for details. If you vote by proxy and then desire to change your vote or vote in person at the Special Meeting, you may revoke your proxy at any time prior to the votes being tallied at the Special Meeting. Please refer to the section of the enclosed Combined Prospectus/Proxy Statement entitled “Voting Information and Requirements—Manner of Voting” for more information.

By Order of the Board of Directors,

/s/ Gregory N. Bressler
Gregory N. Bressler
Secretary

Jersey City, New Jersey

November 6, 2008

COMBINED PROSPECTUS/PROXY STATEMENT

SUNAMERICA FOCUSED SERIES, INC.

Focused International Equity Portfolio

SUNAMERICA EQUITY FUNDS

SunAmerica International Equity Fund

Harborside Financial Center

3200 Plaza 5

Jersey City, NJ 07311-4992

(800) 858-8850

This Combined Prospectus/Proxy Statement is furnished to you as a shareholder of the Focused International Equity Portfolio (the “Focused International Portfolio”), a series of SunAmerica Focused Series, Inc. (the “Corporation”). A special meeting of shareholders of the Focused International Portfolio (the “Special Meeting”) will be held at the offices of AIG SunAmerica Asset Management Corp. (“AIG SAAMCo”), located at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311, on Tuesday, December 16, 2008 at 9:00 a.m., Eastern time, to consider the items that are listed below and discussed in greater detail elsewhere in this Combined Prospectus/Proxy Statement. Shareholders of record of the Focused International Portfolio at the close of business on October 8, 2008 (the “Record Date”) are entitled to notice of, and to vote at, the Special Meeting or any adjournments or postponements thereof. This Combined Prospectus/Proxy Statement, proxy card and accompanying Notice of Special Meeting of Shareholders were first sent or given to shareholders of the Focused International Portfolio on or about November 6, 2008. Whether or not you expect to attend the Special Meeting or any adjournment or postponement thereof, the Board of Directors of the Corporation (the “Board of Directors”) requests that shareholders vote their shares by completing and returning the enclosed proxy card.

The purposes of the Special Meeting are:

1. To consider a proposal to approve an Agreement and Plan of Reorganization (the “Reorganization Agreement”) pursuant to which the Focused International Portfolio would transfer all of its assets to the SunAmerica International Equity Fund (the “International Equity Fund”), a series of SunAmerica Equity Funds (the “Trust”), in exchange solely for the assumption of the Focused International Portfolio’s liabilities by the International Equity Fund and for Class A, Class B and Class C shares of the International Equity Fund, which shares will be distributed by the Focused International Portfolio to the holders of its shares in complete liquidation thereof; and

2. To transact such other business as may properly be presented at the Special Meeting or any adjournment or postponement thereof.

The Board of Directors has approved a reorganization (the “Reorganization”) by which the Focused International Portfolio, a separate series of the Corporation, an open-end management investment company, would be acquired by the International Equity Fund, a series of the Trust, an open-end management investment company. The International Equity Fund has an investment objective to provide capital appreciation, which is similar to that of the Focused International Portfolio whose investment objective is to provide long-term growth of capital. The International Equity Fund also has certain strategies that are compatible with those of the Focused International Portfolio. The Focused International Portfolio and the International Equity Fund, however, employ certain differing investment strategies to achieve their objectives. The principal difference between the investment strategies of the Funds is that the Focused International Portfolio, unlike the International Equity Fund, uses a focused strategy. A focused strategy is one in which an investment adviser actively invests in a small number of holdings which constitute its favorite stock-picking ideas at any given moment. For more information on each Fund’s investment strategies see “Summary—Investment Objectives and Principal Investment Strategies” below.

If the Focused International Portfolio’s shareholders approve the Reorganization, the Focused International Portfolio will transfer its assets to the International Equity Fund. The International Equity Fund will assume the liabilities of the Focused International Portfolio and will issue shares to the Focused International Portfolio in an amount equal to the aggregate net asset value of the outstanding shares of the Focused International Portfolio. Immediately thereafter, the Focused International Portfolio will distribute these shares of the International Equity Fund to its shareholders. After distributing these shares, the Focused International Portfolio will be terminated as a series of the Corporation. When the Reorganization is complete, the Focused International Portfolio’s shareholders will hold the same class of shares of the International Equity Fund as they currently hold of the Focused International Portfolio. The aggregate net asset value of the International Equity Fund shares received in the Reorganization will equal the aggregate net asset value of the Focused International Portfolio shares held by Focused International Portfolio shareholders immediately prior to the Reorganization. As a result of the Reorganization, however, a shareholder of the Focused International Portfolio will hold a smaller percentage of ownership in the combined fund than such shareholder held in the Focused International Portfolio prior to the Reorganization.

This Combined Prospectus/Proxy Statement sets forth concisely the information shareholders of the Focused International Portfolio should know before voting on the Reorganization and constitutes an offering of Class A, Class B and Class C shares of the International Equity Fund only. Please read it carefully and retain it for future reference.

The following documents containing additional information about the Funds, each having been filed with the Securities and Exchange Commission (the “SEC”), are incorporated by reference into (legally considered to be part of) this Combined Prospectus/Proxy Statement:

•	the Statement of Additional Information dated October 31, 2008 (the “Reorganization SAI”), relating to this Combined Prospectus/Proxy Statement;

•	the International Equity Fund Statement of Additional Information for Class A, Class B and Class C shares (the “International Equity Fund SAI”) dated January 28, 2008 (and as currently supplemented);

•

the Focused International Portfolio Prospectus and Statement of Additional Information containing additional information about the Focused International Portfolio (the “Focused International Portfolio Prospectus” and “Focused International Portfolio SAI,” respectively), each dated February 28, 2008 (and as currently supplemented); and

•	the Semi-Annual Report to Shareholders of the International Equity Fund for the fiscal period ended March 31, 2008 (the “International Equity Fund Semi-Annual Report”).

In addition, the following documents have been filed with the SEC and are incorporated by reference into (legally considered to be part of) and also accompany this Combined Prospectus/Proxy Statement:

•	the International Equity Fund Prospectus for Class A, Class B and Class C shares (the “International Equity Fund Prospectus”) dated January 27, 2006 (and as currently supplemented); and

•	the Annual Report to Shareholders of the International Equity Fund for the fiscal year ended September 30, 2007 (the “International Equity Fund Annual Report”).

Except as otherwise described herein, the policies and procedures set forth under “Shareholder Account Information” in the International Equity Fund Prospectus will apply to the Class A, Class B and Class C shares to be issued by the International Equity Fund in connection with the Reorganization. These documents are on file with the SEC. Each of the Funds is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the “1940 Act”), and in accordance therewith, file reports and other information, including proxy materials and charter documents, with the SEC.

Copies of the foregoing and any more recent reports filed after the date hereof may be obtained without charge by calling or writing:

SunAmerica International Equity Fund	Focused International Equity Portfolio
c/o SunAmerica Equity Funds	c/o SunAmerica Focused Series, Inc.
Harborside Financial Center	Harborside Financial Center
3200 Plaza 5	3200 Plaza 5
Jersey City, NJ 07311-4992	Jersey City, NJ 07311-4992
(800) 858-8850	(800) 858-8850

If you wish to request the Reorganization SAI, please ask for the “Reorganization SAI.” The Reorganization SAI may also be obtained without charge at www.sunamericafunds.com.

You also may view or obtain these documents from the SEC:

In Person:	At the SEC’s Public Reference Room at 100 F Street, N.E., Washington, DC 20549.

By Phone:	1-800-551-8090

By Mail:	Public Reference Section
Office of Consumer Affairs and Information Services
Securities and Exchange Commission
100 F Street, N.E.
Washington, DC 20549
(duplicating fee required)

By E-mail:	publicinfo@sec.gov
(duplicating fee required)

By Internet:	www.sec.gov

The Board of Directors knows of no business other than that discussed above that will be presented for consideration at the Special Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

No person has been authorized to give any information or make any representation not contained in this Combined Prospectus/Proxy Statement and, if so given or made, such information or representation must not be relied upon as having been authorized. This Combined Prospectus/Proxy Statement does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

Neither the SEC nor any state regulator has approved or disapproved of these securities or passed upon the adequacy of this Combined Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

The date of this Combined Prospectus/Proxy Statement is October 31, 2008.

SUMMARY

The following is a summary of certain information contained elsewhere in this Combined Prospectus/Proxy Statement and is qualified in its entirety by reference to the more complete information contained herein. Shareholders should read the entire Combined Prospectus/Proxy Statement carefully.

Each of the Corporation and the Trust is an open-end management investment company registered with the SEC. The Focused International Portfolio is a separate series of the Corporation and the International Equity Fund is a separate series of the Trust. The Corporation is organized as a corporation under the laws of the State of Maryland and the Trust is organized as a business trust under the laws of the Commonwealth of Massachusetts. The investment objective of the Focused International Portfolio is to provide long-term growth of capital. The investment objective of the International Equity Fund is to provide capital appreciation. Each of the Focused International Portfolio and the International Equity Fund (each, a “Fund,” and together, the “Funds”) follows an international investing strategy which involves investing in a number of different countries throughout the world (in the case of the Focused International Portfolio, at least three countries outside of the United States), and may incorporate, in any combination, elements of value investing, growth investing and country allocation. Each of the Funds is “non-diversified,” as such term is defined in the 1940 Act, which means it can invest a larger portion of its assets in the stock of fewer companies or a single company than can some other mutual funds. By concentrating in a smaller number of stocks, a Fund’s risk is increased because the effect of each stock on the Fund’s performance is greater. The principal difference between the Funds is that the Focused International Portfolio uses a focused strategy. A focused strategy is one in which an investment adviser actively invests in a small number of holdings which constitute its favorite stock-picking ideas at any given moment. AIG SunAmerica Asset Management Corp. (“AIG SAAMCo”) serves as the investment adviser of both Funds. Each Fund publicly offers its shares on a continuous basis, and shares may be purchased through each Fund’s distributor, AIG SunAmerica Capital Services, Inc. (the “Distributor”), and numerous intermediaries. Shareholders of each Fund have the right to exchange their shares for shares of the same class of other funds distributed by the Distributor, except the SunAmerica Senior Floating Rate Fund, Inc. (where the exchange privilege applies to Class A and Class C shares only), at net asset value per share at the time of exchange, subject to certain limitations. Each Fund permits its shareholders to redeem their shares at any time upon proper notice (subject, in certain cases, to redemption fees and/or contingent deferred sales charges).

The Proposed Reorganization

The Board of Directors, including the Directors who are not “interested persons” of the Focused International Portfolio (as defined in the 1940 Act) (the “Independent Directors”), has unanimously approved the Reorganization, on behalf of the Focused International Portfolio. The Board of Trustees of the Trust (the “Board of Trustees”), including the Trustees who are not “interested persons” of the International Equity Fund (as defined in the 1940 Act) (the “Independent Trustees”), has unanimously approved the Reorganization, on behalf of the International Equity Fund. Subject to approval by the Focused International Portfolio shareholders, the Reorganization provides for:

•

the transfer of all the assets of the Focused International Portfolio to the International Equity Fund in exchange for the assumption of the Focused International Portfolio’s liabilities by the International Equity Fund and Class A, Class B and Class C shares of the International Equity Fund;

•	the distribution of such Class A, Class B and Class C shares of the International Equity Fund to the Focused International Portfolio’s shareholders; and

•	the termination of the Focused International Portfolio as a series of the Corporation.

If the proposed Reorganization is approved and completed, the Focused International Portfolio’s shareholders would hold shares of the same class of the International Equity Fund as they currently hold of the Focused International Portfolio with an aggregate net asset value equal to the aggregate net asset value of Focused International Portfolio shares owned immediately prior to the Reorganization.

Background and Reasons for the Proposed Reorganization

AIG SAAMCo believes that the shareholders of each Fund will benefit more from the potential operating efficiencies and economies of scale that may be achieved by combining the Funds’ assets in the Reorganization, than by continuing to operate the two Funds separately. AIG SAAMCo further believes that it is in the best interests of the Focused International Portfolio’s shareholders to combine its assets with a Fund with a superior performance history and lower expense structure. The superior performance and lower expenses of the International Equity Fund are also the primary reasons for proposing that the larger Fund (Focused International Portfolio) merge into the smaller Fund (International Equity Fund). The International Equity Fund, following completion of the Reorganization, may be referred to as the “Combined Fund” in this Combined Prospectus/Proxy Statement. It is anticipated that the gross and net operating expense ratios for the Combined Fund will be lower than the current gross and net operating expense ratios for the Focused International Portfolio. AIG SAAMCo believes that continuing to operate the Focused International Portfolio as currently constituted is not in the best interests of the Focused International Portfolio’s shareholders.

In approving the Reorganization, the Board of Directors, including the Independent Directors, determined that participation in the Reorganization is in the best interests of the Focused International Portfolio and that the interests of the Focused International Portfolio’s shareholders will not be diluted as a result of the Reorganization. The Board of Directors considered the Reorganization proposal and at a meeting held on August 26, 2008, the entire Board of Directors, including the Independent Directors, unanimously approved the Reorganization. The approval determinations were made on the basis of each Director’s judgment after consideration of all of the factors taken as a whole, though individual Directors may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.

The factors considered by the Board of Directors with regard to the Reorganization include, but are not limited to, the following:

•

The fact that the investment objectives of the Focused International Portfolio and the International Equity Fund are similar and certain strategies of the Focused International Portfolio and International Equity Fund are compatible, while others are different. The Directors considered the fact that the Focused International Portfolio uses a focused strategy, while the International Equity Fund does not. See “Summary—Investment Objectives and Principal Investment Strategies.”

•	The possibility that the Combined Fund may achieve certain operating efficiencies and economies of scale from its larger net asset size.

•

The expectation that the Combined Fund will have gross operating expenses (i.e., operating expenses before taking into account waivers and reimbursements) below those of the Focused International Portfolio; and that the Combined Fund will have net operating expenses (i.e., operating expenses after taking into account each Fund’s contractual fee waivers and expense reimbursement arrangements) below those of the Focused International Portfolio. While each Fund’s contractual waivers and expense reimbursements are contractually required by agreement with the relevant Board, there is no guarantee that these waivers/reimbursements will not be terminated by the Board at some point in the future.

•

The personnel of AIG SAAMCo and AIG Global Investment Corp., the International Equity Fund’s subadviser (“AIGGIC”), who will manage the Combined Fund. See “Comparison of the Focused International Portfolio and the International Equity Fund—Management of the Funds.”

•

The relative performance histories of each Fund over different time periods compared with each other and to the relative benchmarks applicable to each Fund. While not predictive of future results, the fact that the International Equity Fund has had superior historical performance compared with the Focused International Portfolio.

•

The fact that it is currently anticipated that there will be no gain or loss recognized by shareholders for federal income tax purposes as a result of the Reorganization, as the Reorganization is expected to be a tax-free transaction.

•

The fact that AIG SAAMCo, AIGGIC or their affiliates will pay the expenses incurred in connection with the preparation of this Combined Prospectus/Proxy Statement, including all direct and indirect expenses and out-of-pocket costs other than any transaction costs relating to the sale of the Focused International Portfolio’s portfolio securities prior to or after the Reorganization as described in the Reorganization Agreement.

If the Reorganization is not approved by shareholders of the Focused International Portfolio, the Board of Directors may consider other alternatives. If no such suitable alternatives can be found, the Board of Directors may consider the liquidation of the Focused International Portfolio. Any such liquidation could be a taxable event for certain shareholders.

The Board of Directors unanimously recommends that you vote “For” the Reorganization.

Investment Objectives and Principal Investment Strategies

Investment Objectives. The investment objective of the Focused International Portfolio is to provide long-term growth of capital. The investment objective of the International Equity Fund is to provide capital appreciation. Each of the Focused International Portfolio’s and the International Equity Fund’s investment objective may be changed without shareholder approval. The Combined Fund will pursue the International Equity Fund’s investment objective.

Principal Investment Strategies and Techniques. Each Fund follows a principal investment strategy of international investing. The strategy of “international” investing involves investing in a number of different countries throughout the world (in the case of the Focused International Portfolio, at least three countries outside of the United States), and may incorporate, in any combination, elements of value investing, growth investing and country allocation. A “value” oriented philosophy—that of investing in securities believed to be undervalued in the market – reflects a contrarian approach, in that the potential for superior relative performance is believed to be the highest when stocks of fundamentally solid companies are out of favor. The selection criteria is usually calculated to identify stocks of large, well known companies with solid financial strength and generous dividend yields that have low price-earnings ratios and have generally been overlooked by the market. A “growth” oriented philosophy—that of investing in securities believed to offer the potential for long-term growth of capital—focuses on securities considered: to have a historical record of above-average earnings growth; to have significant potential for earnings growth; to have above-average earnings growth or value, or the ability to sustain earnings growth; to offer proven or unusual products or services; or to operate in industries experiencing increasing demand. Each of the Funds is “non-diversified,” as such term is defined in the 1940 Act, which means it can invest a larger portion of its assets in the stock of fewer companies or a single company than can some other mutual funds. By concentrating in a smaller number of stocks, a Fund’s risk is increased because the effect of each stock on the Fund’s performance is greater. Due to its use of a focused strategy, the Focused International Portfolio will generally have a higher level of concentration than the International Equity Fund.

The Focused International Portfolio’s primary investment technique is the active trading of equity securities and other securities with equity characteristics of non-U.S. issuers located in a number of different countries other than the U.S. that offer the potential for long-term growth of capital and selected without regard to market capitalization. Under normal market conditions, the Focused International Portfolio invests at least 80% of its net assets, plus any borrowing for investment purposes, in equity securities. The Focused International Portfolio’s investments may include investments in securities of emerging market countries. The Focused International Portfolio provides investors with access to three different professional subadvisers selected by AIG SAAMCo. Each subadviser manages a portion of the Focused International Portfolio. Each subadviser will generally invest in up to 20 securities and the Focused International Portfolio will generally hold up to a total of 60 securities, with the number of holdings varying from time to time. Examples of when the Focused International Portfolio may hold more than 60 securities include, but are not limited to, rebalancing or purchase and sale transactions, including where a new subadviser is selected to manage a portion of the Focused International Portfolio’s assets. Each subadviser may invest in additional financial instruments for the purpose of cash management or to hedge a security or portfolio position.

The International Equity Fund’s principal investment technique is the active trading of equity securities and other securities with equity characteristics of non-U.S. issuers located in a number of different countries other than the U.S. and selected without regard to market capitalization. Under normal circumstances, the International Equity Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities. The International Equity Fund’s investments may include investments in securities of emerging market countries. However, investments in emerging market countries will not exceed 30% of the International Equity Fund’s net assets. Equity securities in which the International Equity Fund may invest may include common stock, preferred stock, convertible securities and depository receipts. The International Equity Fund is not limited in the amount it invests in any one country. AIGGIC will seek to select a wide range of industries and companies.

Active trading means that a Fund may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by a Fund and could affect performance. For the fiscal year ended September 30, 2007, the portfolio turnover rate for the International Equity Fund was 132%, and for the fiscal year ended October 31, 2007, the portfolio turnover rate for the Focused International Portfolio was 92%. Higher portfolio turnover may decrease the after tax return to shareholders if it results in the realization of net capital gains, which may be taxable when distributed to shareholders. In addition, because a Fund may sell a security without regard to how long it has held the security, active trading may involve a possible increase in short-term capital gains or losses. Distributions of a Fund’s net realized short-term capital gains are taxable to shareholders as ordinary income. During periods of increased market volatility, active trading may be more pronounced.

Each Fund may invest in short-term investments and defensive instruments. Each Fund may also invest in options and futures. Each Fund may make special situations investments. In addition, each Fund may engage in currency transactions to hedge against changes in currency exchange rates. The International Equity Fund may invest in foreign investment companies. The International Equity Fund may also invest up to 20% of its net assets in fixed income securities, and may invest in junk bonds. The International Equity Fund may borrow to enhance investment performance, up to 50% of its net assets.

Each Fund’s principal investment strategies and techniques may be changed without shareholder approval, however, shareholders will receive at least 60 days’ notice prior to any change to a Fund’s 80% investment policy.

The Combined Fund’s principal investment strategies and techniques will be those of the International Equity Fund.

Comparison. The main difference between the Funds is that the Focused International Portfolio uses a focused strategy. A focused strategy is one in which an investment adviser actively invests in a small number of holdings which constitute its favorite stock-picking ideas at any given moment. A focus philosophy reflects the belief that, over time, the performance of most investment managers’ “highest confidence” stocks exceeds that of their more diversified portfolios. A related difference is that the International Equity Fund has one subadviser, whereas the Focused International Portfolio has three subadvisers, with each picking securities pursuant to a focused strategy.

While the Focused International Portfolio and the International Equity Fund have certain differences in strategies and techniques, the Funds pursue similar investment objectives and utilize certain compatible investment strategies and techniques. For a discussion of the principal and other investment risks associated with an investment in the International Equity Fund and, therefore, the Combined Fund, please see “Comparison of the Focused International Portfolio and the International Equity Fund—Principal and Other Investment Risks” below.

Fees and Expenses

If the Reorganization is approved and completed, holders of the Focused International Portfolio Class A Shares will receive International Equity Fund Class A Shares, holders of Focused International Portfolio Class B Shares will receive International Equity Fund Class B Shares, and holders of Focused International Portfolio Class C Shares will receive International Equity Fund Class C Shares.

Fee Table for the Focused International Portfolio, the International Equity Fund

and the Pro Forma Combined Fund as of March 31, 2008 (unaudited)

The fee tables below provide information about the fees and expenses attributable to each class of shares of the Funds (except Class I of the International Equity Fund), assuming the Reorganization had taken place on March 31, 2008 and the estimated pro forma fees and expenses attributable to each class of shares (except Class I) of the pro forma Combined Fund. Future fees and expenses may be greater or less than those indicated below.

	Actual						Actual
	Focused International Portfolio		International Equity Fund		Pro Forma Combined Fund		Focused International Portfolio		International Equity Fund		Pro Forma Combined Fund
	Class A		Class A		Class A		Class B		Class B		Class B
Shareholder Fees (fees paid directly from a shareholder’s investment):
Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)(1)	5.75%		5.75%		5.75%		None		None		None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the amount redeemed or original purchase cost)(2)	None		None		None		4.00%		4.00%		4.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None		None		None		None		None		None
Redemption Fee(3)	2.00%		2.00%		None		None		None		None
Exchange Fee	2.00%		2.00%		None		None		None		None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	1.25%		1.00%		1.00%		1.25%		1.00%		1.00%
Distribution and/or Service (12b-1) Fees(4)	0.35		0.35		0.35		1.00		1.00		1.00
Other Expenses	0.37		0.50	(7)	0.39	(7)	0.46		0.57	(7)	0.48	(7)

Total Annual Fund Operating Expenses	1.97		1.85		1.74		2.71		2.57		2.48

Fee Waiver and Expense Reimbursement (Recoupment)	0.02		(0.04)		(0.01)		0.11		0.01		(0.07)
Net Expenses	1.95	%(5)(6)	1.89	%(5)(6)	1.75	%(5)(6)	2.60	%(5)(6)	2.56	%(5)(6)(8)	2.55	%(5)(6)

Footnotes begin below on page 10.

	Actual
	Focused International Portfolio		International Equity Fund		Pro Forma Combined Fund
	Class C		Class C		Class C
Shareholder Fees (fees paid directly from a shareholder’s investment):
Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)(1)	None		None		None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the amount redeemed or original purchase cost)(2)	1.00%		1.00%		1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None		None		None
Redemption Fee(3)	None		None		None
Exchange Fee	None		None		None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	1.25%		1.00%		1.00%
Distribution and/or Service (12b-1) Fees(4)	1.00		1.00		1.00
Other Expenses	0.40		0.52	(7)	0.42	(7)

Total Annual Fund Operating Expenses	2.65		2.52		2.42

Fee Waiver and Expense Reimbursements (Recoupment)	0.05		(0.04)		(0.03)
Net Total Annual Fund Operating Expenses	2.60	%(5)(6)	2.56	%(5)(6)(8)	2.45	%(5)(6)

(1)	The front-end sales charge on Class A shares decreases with the size of the purchase to 0% for purchases of $1 million or more.
(2)	Purchases of Class A shares of $1 million or more will be subject to a contingent deferred sales charge (“CDSC”) on redemptions made within two years of purchase. The CDSC on Class B shares applies only if shares are redeemed within six years of their purchase. The CDSC on Class C shares applies only if shares are redeemed within twelve months of their purchase.
(3)	A $15.00 fee will be imposed on wire and overnight mail redemptions.
(4)	Because these fees are paid out of a Fund’s assets on an ongoing basis, over time these fees will increase the cost of an investment and may cost more than paying other types of sales charges.
(5)	Through directed brokerage arrangements, a portion of each Fund’s expenses have been reduced. “Other Expenses” do not take into account this expense reduction and are therefore higher than the actual expenses of the relevant Fund. Had the expense reductions been taken into account “Net Expenses” for each class would have been as follows:

Fund	Class A	Class B	Class C
Focused International Portfolio	1.95%	2.60%	2.60%
International Equity Fund	1.88%	2.55%	2.55%
Pro Forma Combined Fund	1.75%	2.55%	2.45%

(6)	Pursuant to an Expense Limitation Agreement, AIG SAAMCo is contractually obligated to waive its fees and/or reimburse expenses to the extent that the Total Annual Fund Operating Expenses exceed the following amounts in the table below:

Fund	Class A	Class B	Class C
Focused International Portfolio	1.95%	2.60%	2.60%
International Equity Fund	1.90%	2.55%	2.55%
Pro Forma Combined Fund	1.90%	2.55%	2.55%

These expense waivers and/or fee reimbursements will continue indefinitely, subject to termination by the Board of Directors/Trustees, including a majority of the Directors/Trustees who are not interested persons of the applicable Fund, as defined under Section 2(a)(19) of the 1940 Act.

(7)	“Other Expenses” for the International Equity Fund include “acquired fund fees and expenses” (i.e., fees and expenses incurred indirectly by the Fund as a result of investments in shares of one or more “acquired funds,” as defined in the registration form applicable to the Fund, which generally include investments in other mutual funds, hedge funds, private equity funds and other pooled investment vehicles).
(8)	The net expenses of the Fund shown in the table for the International Equity Fund exceed the contractual expense limitations shown in footnote 6 because they include fees and expenses incurred indirectly as a result of the Fund’s investment in shares of one or more acquired funds, whereas the contractual expense limitations are based on operating expenses and do not include acquired fund fees and expenses.

EXAMPLES:

These examples assume that an investor invests $10,000 in the relevant Fund for the time periods indicated, that the investment has a 5% return each year, that the investor pays the sales charges, if any, that apply to the particular class and that the Fund’s operating expenses remain the same. These assumptions are not meant to indicate that the investor will receive a 5% annual rate of return. The annual return may be more or less than the 5% used in these examples. Although actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, an investor’s costs would be:

ASSUMING THE INVESTOR REDEEMS HIS OR HER SHARES:

	1 Year	3 Years	5 Years	10 Years
Class A
Focused International Portfolio	$762	$1,152	$1,567	$2,719
International Equity Fund	$756	$1,135	$1,538	$2,659
Pro Forma Combined Fund	$743	$1,094	$1,469	$2,519
Class B
Focused International Portfolio *	$663	$1,108	$1,580	$2,777
International Equity Fund *	$659	$1,096	$1,560	$2,732
Pro Forma Combined Fund *	$658	$1,094	$1,555	$2,690
Class C
Focused International Portfolio	$363	$808	$1,380	$2,934
International Equity Fund	$359	$796	$1,360	$2,895
Pro Forma Combined Fund	$348	$764	$1,306	$2,786

ASSUMING THE INVESTOR DOES NOT REDEEM HIS OR HER SHARES:

	1 Year	3 Years	5 Years	10 Years
Class A
Focused International Portfolio	$762	$1,152	$1,567	$2,719
International Equity Fund	$756	$1,135	$1,538	$2,659
Pro Forma Combined Fund	$743	$1,094	$1,469	$2,519
Class B
Focused International Portfolio *	$263	$808	$1,380	$2,777
International Equity Fund *	$259	$796	$1,360	$2,732
Pro Forma Combined Fund *	$258	$794	$1,355	$2,690
Class C
Focused International Portfolio	$263	$808	$1,380	$2,934
International Equity Fund	$259	$796	$1,360	$2,895
Pro Forma Combined Fund	$248	$764	$1,306	$2,786

*	Class B shares generally convert to Class A shares approximately eight years after purchase. Therefore, expense information for years 9 and 10 is the same for both Class A and B shares.

Federal Tax Consequences

The Reorganization is expected to qualify as a tax-free “reorganization” for U.S. federal income tax purposes. If the Reorganization so qualifies, in general, the Focused International Portfolio, the International Equity Fund, or their respective shareholders, will not recognize gain or loss for U.S. federal income tax purposes in the transactions contemplated by the Reorganization. As a condition to the closing of the Reorganization, the Trust, on behalf of the International Equity Fund, and the Corporation, on behalf of the Focused International Portfolio, will receive an opinion from Willkie Farr & Gallagher LLP to that effect. An opinion of counsel is not binding on the Internal Revenue Service (“IRS”) or any court and thus does not preclude the IRS from asserting, or a court from rendering, a contrary position.

To the extent that the portfolio holdings of the Focused International Portfolio are sold by the Focused International Portfolio in connection with the Reorganization, the tax impact of such sales will depend on the difference between the price at which such portfolio holdings are sold and the Focused International Portfolio’s basis in such holdings. Any gains will be distributed to the Focused International Portfolio’s shareholders as either capital gain dividends (to the extent of long-term capital gains) or ordinary income dividends (to the extent of short-term capital gains) during or with respect to the year of sale, and such distributions will be taxable to shareholders.

At any time prior to the consummation of the Reorganization, a shareholder may redeem shares, likely resulting in recognition of a gain or loss to such shareholder for U.S. federal and state income tax purposes. For more information about the U.S. federal income tax consequences of the Reorganization, see “Material U.S. Federal Income Tax Consequences of the Reorganization.”

Purchase, Exchange, Redemption and Valuation of Shares

Procedures for the purchase, exchange, redemption and valuation of shares of the Focused International Portfolio and the International Equity Fund are identical.

COMPARISON OF THE FOCUSED INTERNATIONAL PORTFOLIO

AND THE INTERNATIONAL EQUITY FUND

Principal and Other Investment Risks

Because of their similar investment objectives and international investment strategy, the Focused International Portfolio and the International Equity Fund are subject to the same principal and non-principal investment risks associated with an investment in the relevant Fund, with the exception of one additional principal risk to which the International Equity Fund is subject. The following discussion describes the principal and certain other risks that may affect the International Equity Fund and, therefore, the Combined Fund. You will find additional descriptions of specific risks in the Focused International Portfolio Prospectus and the International Equity Fund Prospectus, a copy of which accompanies this Combined Prospectus/Proxy Statement.

Shares of the International Equity Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the International Equity Fund will be able to achieve its investment goals. If the value of the assets of the International Equity Fund go down, you could lose money.

There can be no guarantee that shares of the Combined Fund will not lose value. This means shareholders of each Fund and shareholders of the Combined Fund could lose money. As with any fund, the value of the Combined Fund’s investments, and, therefore, the value of its shares, may fluctuate. These changes may occur because a particular market in which the Combined Fund invests is rising or falling. In addition, there are specific factors that may affect the value of a particular security. Also, the Combined Fund may invest in securities that underperform the markets, the relevant indices or securities selected by other funds with similar investment objectives and investment strategies. Changes in the value of the Combined Fund’s debt investments may also occur in response to interest rate movements. Generally when interest rates go up, the value of debt securities goes down. The following are the principal investment risks associated with the International Equity Fund and, therefore, also with the Combined Fund:

Market Volatility. The stock and/or bond markets as a whole could go up or down (sometimes dramatically). This could affect the value of the securities in the International Equity Fund’s portfolio.

Securities selection. A strategy used by the International Equity Fund, or securities selected by its portfolio manager, may fail to produce the intended return.

Non-Diversification. The International Equity Fund is non-diversified and may invest a larger portion of assets in a small number of investments. As a result, its performance may be affected more by a decline in the market price of one such investment than would be the case if the Fund was more diversified.

Foreign Exposure. Investments in foreign countries are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as the U.S. government. Foreign investments will also be affected by local political or economic developments and governmental actions. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities. These risks are heightened when the issuer is in an emerging market.

Currency Volatility. The value of the International Equity Fund’s foreign portfolio investments may fluctuate due to changes in currency rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the International Equity Fund’s non-dollar securities.

Small and Mid-Market Capitalization. Companies with smaller market capitalizations (particularly under $1 billion depending on the market) tend to be at early stages of development with limited product lines, market access for products, financial resources, access to new capital, or depth in management. It may be difficult to obtain reliable information and financial data about these companies. Consequently, the securities of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements. Mid-cap companies are subject to these risks to a lesser extent.

Emerging Markets. An emerging market country is one that the World Bank, the International Finance Corporation or the United Nations or its authorities has determined to have a low or middle income economy. Historical experience indicates that the markets of emerging market countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.

The following are the non-principal investment risks associated with the International Equity Fund and therefore, also with the Combined Fund:

Derivatives. Derivatives, including options and futures, are subject to general risks relating to heightened sensitivity to market volatility, interest rate fluctuations, illiquidity and creditworthiness of the counterparty to the derivatives transactions.

Hedging. Hedging is a strategy in which the Fund’s investment adviser uses a derivative security in an effort to reduce certain risk characteristics of an underlying security or portfolio of securities. While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market or exchange rates. Moreover, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

Performance Information

The following bar charts and tables illustrate the past performance of an investment in each Fund. The information shows you how each Fund’s performance has varied year by year and provides some indication of the risks of investing in each Fund. Past performance is not predictive of future performance. For more information concerning the performance of the Focused International Portfolio, please refer to the Focused International Portfolio Prospectus, the Annual Report to Shareholders of the Focused International Portfolio for the fiscal year ended October 31, 2007 (the “Focused International Portfolio Annual Report”) and the Semi-Annual Report to Shareholders of the Focused International Portfolio for the fiscal period ended April 30, 2008 (the “Focused International Portfolio Semi-Annual Report”). For more information concerning the performance of the International Equity Fund, please refer to the International Equity Fund Prospectus, the International Equity Fund Annual Report and the International Equity Fund Semi-Annual Report.

Calendar Year Total Returns, as of 12/31 each year for

Class A Shares of the Focused International Portfolio

Best Quarter: 18.40% (2nd Quarter 2003)

Worst Quarter: -16.50% (3rd Quarter 2002)

Year to Date Return as of September 30, 2008: -27.51%

Focused International Portfolio

Average Annual Total Return

For The Calendar Year Ended December 31, 2007(1)

	1 Year	5 Years	Since Inception(2)
Class A Shares—Return Before Taxes	4.40%	17.27%	13.20%
Return After Taxes on Distributions	2.11%	15.64%	11.93%
Return After Taxes on Distributions and Sale of Fund Shares(3)	5.91%	14.89%	11.38%
Class B Shares—Return Before Taxes	6.23%	17.70%	13.56%
Class C Shares—Return Before Taxes	9.06%	17.90%	13.53%
MSCI EAFE Index(4)	11.17%	21.59%	14.70%
Morningstar Foreign Large Blend Category(5)	12.71%	20.31%	13.81%

(1)	Includes sales charges.
(2)	Inception Date: Class A, B and C: 11/01/01. Class II shares were redesignated as Class C shares of the Focused International Portfolio on February 20, 2004.
(3)	When the return after taxes on distributions and sales of Focused International Portfolio shares is higher, it is because of realized losses. If realized losses occur upon the sale of Focused International Portfolio shares, the capital loss is recorded as a tax benefit, which increases the return.
(4)	The MSCI EAFE Index consists of foreign companies located in developed markets of 21 different countries of Europe, Australia, Asia and the Far East. You may not invest directly in the MSCI EAFE Index, and unlike the Focused International Portfolio, benchmarks do not incur fees and expenses.
(5)	Developed by Morningstar, Inc., the Morningstar Foreign Large Blend Category currently reflects a group of mutual funds that have portfolios with large market capitalizations, price/earnings ratios and price/book ratios similar to those of the Focused International Portfolio. You may not invest directly in the Morningstar Foreign Large Blend Category, and unlike the Focused International Portfolio, categories do not incur fees and expenses.

Calendar Year Total Returns, as of 12/31 each year for

Class A Shares of the International Equity Fund

Best Quarter: 28.30% (4th Quarter 1999)

Worst Quarter: -23.16% (3rd Quarter 2002)

Year to Date Return as of September 30, 2008: -31.27%

International Equity Fund

Average Annual Total Return

For The Calendar Year Ended December 31, 2007(1)

	1 Year	5 Years	10 Years
Class A Shares—Return Before Taxes	8.44%	20.22%	5.43%
Return After Taxes on Distributions	7.14%	20.00%	5.15%
Return After Taxes on Distributions and Sale of Fund Shares(2)	7.41%	18.06%	4.71%
Class B Shares—Return Before Taxes	10.29%	20.68%	5.53%
Class C Shares—Return Before Taxes	13.31%	20.87%	5.39%
MSCI ACWI ex-U.S. Index(3)	17.12%	24.52%	10.09%
Morningstar Foreign Large Blend Category(4)	12.71%	20.31%	7.94%

(1)	Includes sales charges.
(2)	When the return after taxes on distributions and sale of International Equity Fund shares is higher, it is because of realized losses. If realized losses occur upon the sale of International Equity Fund shares, the capital loss is recorded as a tax benefit, which increases the return.
(3)	The MSCI ACWI ex-U.S. Index consists of foreign companies located in developed markets of 48 different countries of Europe, Australia, Asia, South America, South Africa, Canada and the Far East. You may not invest directly in the MSCI ACWI ex-U.S. Index, and unlike the International Equity Fund, benchmarks do not incur fees and expenses.
(4)	Developed by Morningstar, Inc., the Morningstar Foreign Large Blend Category currently reflects a group of mutual funds that have portfolios with large market capitalizations, price/earnings ratios and price/book ratios similar to those of the International Equity Fund. You may not invest directly in the Morningstar Foreign Large Blend Category, and unlike the International Equity Fund, categories do not incur fees and expenses.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A Shares of each of the Focused International Portfolio and the International Equity Fund; after-tax returns for other classes of shares will vary.

Because the Combined Fund will most closely resemble the International Equity Fund, the International Equity Fund will also be the accounting survivor of the Reorganization. The Combined Fund will maintain the performance history of the International Equity Fund at the closing of the Reorganization.

Management of the Funds

Focused International Portfolio. AIG SAAMCo, located at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311, serves as the investment adviser to the Focused International Portfolio. AIG SAAMCo provides various administrative services and supervises the daily business of the Focused International Portfolio, and receives a management fee as compensation for its services. AIG SAAMCo is a wholly owned subsidiary of AIG SunAmerica Inc., which in turn is an indirect wholly owned subsidiary of American International Group, Inc. (“AIG”).

AIG SAAMCo selects subadvisers to manage portions of the Focused International Portfolio. The subadvisers are responsible for decisions to buy and sell securities, selection of broker-dealers and negotiation of commission rates for their respective portion of the Focused International Portfolio. The subadvisers for the Focused International Portfolio are Henderson Global Investors (“Henderson”), Harris Associates LLP (“Harris”) and Marsico Capital Management, LLC (“MCM”).

Henderson, 737 North Michigan Avenue, Suite 1700, Chicago, Illinois 60611 and Henderson Investment Management Limited, 4 Broadgate, London UK EC2M 2DA are indirect, wholly-owned subsidiaries of Henderson Group plc. As a global money manager, Henderson provides a full spectrum of investment products and services to institutions and individuals in Asia Pacific, Europe and both North and South America. Headquartered in London, Henderson has been managing assets for clients since 1934. Today, Henderson is a dynamic, multi-skill, multi-asset management business with a fast growing worldwide distribution network. As of June 30, 2008, Henderson and Henderson Global Investors North America, Inc. (“HGINA”) had assets of approximately $118.3 billion and $10.9 billion, respectively.

Harris is a wholly-owned subsidiary of IXIS Asset Management Participation 1, a leading French institutional money management company, and is located at Two North LaSalle Street, Chicago, Illinois. Harris manages money in two distinct business segments: separate accounts and mutual funds and is the investment adviser to the Oakmark Mutual Funds. As of June 30, 2008, Harris had approximately $54.6 billion in assets under management.

MCM is located at 1200 17th Street, Suite 1600, Denver, Colorado 80202. MCM was organized in September 1997 as a registered investment adviser and is an independently-owned investment management firm. MCM provides investment services to mutual funds and private accounts and, as of June 30, 2008, had approximately $94.2 billion under management. Thomas F. Marsico is the founder and Chief Executive Officer of MCM.

Manraj Sekhon, CFA, Director and Portfolio Manager at Henderson, is a portfolio manager to the Focused International Portfolio and is responsible for its day-to-day management. Mr. Sekhon joined Henderson in 2003 and has over 10 years of investment experience. From 1995 to 2003, Mr. Sekhon managed global equities at Merrill Lynch Investment Managers, including two S&P AA-rated Funds. Prior to joining Merrill Lynch Investment Managers, Mr. Sekhon served as Deputy Head of Global Equities at Invesco Fund Management.

David G. Herro, CFA, Chief Investment Officer International Equities and Portfolio Manager at Harris, is a portfolio manager to the Focused International Portfolio and is responsible for its day-to-day management. Mr. Herro joined Harris in 1992 and has been managing international portfolios since 1986.

Jim G. Gendelman, Portfolio Manager at MCM, is a portfolio manager to the Focused International Portfolio and is responsible for its day-to-day management. Prior to joining MCM in May 2000, Mr. Gendelman spent thirteen years as a Vice President of International Sales for Goldman, Sachs and Co. He holds a bachelor’s degree in Accounting from Michigan State University and an MBA in Finance from the University of Chicago. Mr. Gendelman was a certified public accountant for Ernst & Young from 1983 to 1985.

The Focused International Portfolio SAI provides additional information about the compensation of the Focused International Portfolio’s portfolio managers, other accounts managed by such managers and such managers’ ownership of securities in the Focused International Portfolio and other funds managed by AIG SAAMCo.

International Equity Fund. AIG SAAMCo serves as the investment adviser to the International Equity Fund. AIG SAAMCo provides various administrative services and supervises the daily business of the International Equity Fund, and receives a management fee as compensation for its services. The International Equity Fund is subadvised by AIGGIC, 70 Pine Street, New York, NY 10270, which is responsible for investment decisions for the International Equity Fund. AIGGIC is an AIG SAAMCo affiliate and is part of AIG Investments. AIG Investments comprises a group of international companies (including AIGGIC), which provide investment advice, and market asset management products and services to clients around the world. As of June 30, 2008, AIGGIC managed approximately $758.2 billion, of which approximately $621.1 billion related to AIG affiliated assets and $137.1 billion relates to client assets. The AIG affiliated assets include those managed by joint ventures and certain other AIG investment adviser subsidiaries, but do not include assets subadvised to third party managers.

Investment decisions for the International Equity Fund are made by a team led by Robin Thorn (New York). The team members responsible for stock selection include Hiroshi Motoki (Tokyo), Deborah A. Velez Medenica (New York), and Carla Garcia (New York). This same team will manage the Combined Fund following the Reorganization.

Mr. Thorn joined AIG Investments in 1998 and is now responsible for the management of AIG Investments’ Active European and US Equity teams as well as the firm’s Global Equity portfolios. Mr. Thorn joined AIG Investments as a Co-Portfolio Manager of Global/International portfolios and a Portfolio Manager focused on the health care sector. In 2000, he also became the Global Head of Equity Research, followed by a move to London where he took on the additional responsibilities of Head of European Equities. During his tenure with AIG Investments, Mr. Thorn helped develop and implement the firm’s equity process and online knowledge-sharing tools for equity investing globally. Prior to joining AIG Investments, he was a global health care portfolio manager with SE Banken Fonder (SEB Asset Management) of Sweden. Mr. Thorn holds an MS in Economics and Business Administration from the Stockholm School of Economics with majors in Financial Economics and Economical Steering/Planning.

Mr. Motoki joined AIG Investments in 2005 and is both Chief Investment Officer and Managing Executive Officer for AIG Investments’ operations in Japan. Prior to joining AIG Investments, he worked for Alliance Capital Asset Management (Japan) Ltd. and had various responsibilities including as the Director of Asian Equity Research and the Head of Japanese Growth Equity. He also managed Japanese equity portfolios for many institutional and retail accounts globally. His investment experience started in 1994. Previously, he was a Senior Financial Analyst for Ford Motor and also worked for Okura & Co. Ltd., as a Manager of the Pittsburgh Office where he was responsible for various international contracts. Mr. Motoki received an MBA (High Honours) from the University of Michigan at Ann Arbor and a BA in Law from Waseda University in Tokyo.

Ms. Medenica joined AIG Investments in 1997 and the Global Equity Team in 1999. As Managing Director, she is responsible for all emerging market equity investment activities. From 1997 to 1999, she was an investment analyst managing AIG Investments’ on-shore insurance assets in Central America, Mexico, and the Carribean. Prior to joining AIG Investments, she was an analyst with Baring Asset Management, an Associate with Cambridge Associates and a senior analyst at TD Bank. Ms. Medenica received an AB (Honors) in American History from Harvard University in 1990. In addition, she received an MA in International Economics and Latin American Studies from Johns Hopkins SAIS, and an MBA in Finance from the Wharton School of the University of Pennsylvania. She is a CFA charterholder.

Prior to joining the Global Equities team in New York, Ms. Garcia was an Investment Manager responsible for the overall research and security analysis of Philippine listed equities for both life and third party funds. She joined AIG Investments in 1998 and had worked for a brief period with the Global Emerging Market team in New York in 2004. Before joining AIG Investments, she was a senior consumer and retail analyst at SocGen Crosby and was an assistant comptroller at Bankers Trust Financial Services. Ms. Garcia holds an MSc (with high distinction) in Computational Finance from the De La Salle University and received a BSc in Business Administration and Accountancy (cum laude) from the University of the Philippines. She is a Certified Public Accountant (CPA).

The International Equity Fund SAI provides additional information about the compensation of the International Equity Fund’s portfolio managers, other accounts managed by such managers, and such managers’ ownership of securities in the International Equity Fund and other funds managed by AIG SAAMCo.

Combined Fund. As discussed below under “Investment Advisory and Management Agreements—International Equity Fund,” following the Reorganization, AIG SAAMCo will serve as investment adviser and AIGGIC will serve as subadviser to the Combined Fund. The Combined Fund’s management team will be led by Robin Thorn.

Investment Advisory and Management Agreements

Focused International Portfolio. AIG SAAMCo is the Focused International Portfolio’s investment adviser and manages the Fund’s investments and its business operations subject to the oversight of the Board of Directors. Pursuant to an Investment Advisory and Management Agreement between the Corporation, on behalf of the Focused International Portfolio (the “Management Agreement”), and AIG SAAMCo, AIG SAAMCo provides various administrative services and supervises the daily business of the Focused International Portfolio. Pursuant to the Management Agreement, AIG SAAMCo receives for its services to the Focused International Portfolio monthly compensation at the annual rate of 1.25% of the average daily net assets of the Focused International Portfolio. The Board of Directors, including a majority of the Independent Directors, approved the Management Agreement subject to the net expense ratios set out above in the fee table. As a result, AIG SAAMCo will waive fees and reimburse expenses should the “Total Annual Fund Operating Expenses” be higher than the net expense ratio stated in the table. AIG SAAMCo may not increase such ratios, which are contractually required by agreement with the Board of Directors, without the approval of the Board of Directors, including a majority of the Independent Directors.

A discussion regarding the basis for the Board of Directors’ approval of the Management Agreement is available in the Focused International Portfolio Annual Report.

International Equity Fund. AIG SAAMCo is the International Equity Fund’s investment adviser and manages the Fund’s investments and its business operations subject to the oversight of the Board of Trustees. Pursuant to the Management Agreement between the Trust, on behalf of the International Equity Fund, and AIG SAAMCo, AIG SAAMCo provides various administrative services and supervises the daily business of the International Equity Fund. Pursuant to the Management Agreement, AIG SAAMCo receives for its services to the International Equity Fund monthly compensation at the annual rate of 1.00% of the average daily net assets of the International Equity Fund. The Board of Trustees, including a majority of the Independent Trustees, approved the Management Agreement subject to the net expense ratios set out above in the fee table. As a result,

AIG SAAMCo will waive fees and reimburse expenses should the “Total Annual Fund Operating Expenses” be higher than the net expense ratio stated in the table. AIG SAAMCo may not increase such ratios, which are contractually required by agreement with the Board of Trustees, without the approval of the Board of Trustees, including a majority of the Independent Trustees.

A discussion regarding the basis for the Board of Trustees’ approval of the Management Agreement is available in the International Equity Fund Annual Report.

Combined Fund. If the shareholders of the Focused International Portfolio approve the Reorganization, the Combined Fund will be managed by AIG SAAMCo pursuant to the Management Agreement with respect to the International Equity Fund, as described above. It should be noted that the services provided to each Fund under its Management Agreement are identical.

Subadvisory Agreements

Focused International Portfolio. Each of Henderson, Harris and MCM acts as a subadviser to the Focused International Portfolio. Pursuant to Subadvisory Agreements between AIG SAAMCo and Henderson, Harris and MCM, AIG SAAMCo pays such subadvisers a monthly fee at an aggregate annual rate of 0.51% of the average daily net assets of the Focused International Portfolio.

International Equity Fund. AIGGIC acts as the subadviser to the International Equity Fund. Pursuant to a Subadvisory Agreement between AIG SAAMCo and AIGGIC, AIG SAAMCo pays AIGGIC a monthly fee at an annual rate of 0.47% of the average daily net assets of the International Equity Fund.

Combined Fund. If the shareholders of the Focused International Portfolio approve the Reorganization, the Combined Fund will be subadvised by AIGGIC pursuant to the Subadvisory Agreement with respect to the International Equity Fund, as described above.

Service Agreements

Focused International Portfolio and International Equity Fund. AIG SunAmerica Fund Services, Inc. serves as each Fund’s servicing agent (the “Servicing Agent”) pursuant to service agreements (each, a “Service Agreement”) entered into between the Corporation or Trust, as applicable, on behalf of the relevant Fund, and the Servicing Agent. Under the terms of each Service Agreement, the Servicing Agent, an indirect wholly owned subsidiary of AIG, assists the Fund’s transfer agent in providing certain shareholder services. The Servicing Agent is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992.

Pursuant to each Service Agreement, as compensation for services rendered, the Servicing Agent receives a fee from the Fund, computed and payable monthly based upon an annual rate of 0.22% of average daily net assets of Class A, Class B and Class C shares of the Fund.

The Service Agreements with respect to the Funds and the services provided to each Fund under the relevant Service Agreement are substantially similar.

Combined Fund. The Service Agreement with respect to the International Equity Fund will remain in place with respect to the Combined Fund following the Reorganization.

Other Service Providers

Focused International Portfolio and International Equity Fund. State Street Bank and Trust Co. (“State Street”), located at 1776 Heritage Drive, North Quincy, Massachusetts 02171, serves as custodian and as transfer agent for each Fund and in those capacities maintains certain financial and accounting books and records pursuant to separate agreements with the Corporation or the Trust, as the case may be, on behalf of the relevant

Fund. Transfer agent functions are performed for State Street by Boston Financial Data Services, P.O. Box 219572, Kansas City, MO 64121-5972, an affiliate of State Street. PricewaterhouseCoopers LLP, located at 1201 Louisiana, Suite 2900, Houston, TX 77002-5678, serves as the International Equity Fund’s independent registered public accounting firm and in that capacity examines the annual financial statements of the International Equity Fund. For the financial statement periods after September 30, 2002 and prior to September 30, 2007 for the International Equity Fund, Ernst & Young LLP, located at 1401 McKinney, Houston, Texas 77010, served as the independent registered public accounting firm. PricewaterhouseCoopers LLP also serves as the Focused International Portfolio’s independent registered public accounting firm and in that capacity examines the annual financial statements of the Focused International Portfolio. The firm of Willkie Farr & Gallagher LLP, located at 787 Seventh Avenue, New York, New York 10019, serves as legal counsel to each Fund.

Combined Fund. Following the Reorganization, the International Equity Fund’s current service providers will service the Combined Fund. Any changes in service providers thereafter are not expected to affect the nature or quality of services provided to the Combined Fund or its shareholders.

Distribution and Service Fees

Focused International Portfolio and International Equity Fund. Each of the Corporation and the Trust, on behalf of each class of the relevant Fund, has entered into a distribution agreement (“Distribution Agreement”) with AIG SunAmerica Capital Services, Inc. (the “Distributor”), a registered broker-dealer and an indirect wholly owned subsidiary of AIG, to act as the principal underwriter in connection with the continuous offering of each class of shares of the Fund. The address of the Distributor is Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992. Each Distribution Agreement provides that the Distributor has the exclusive right to distribute shares of the Fund through its registered representatives and authorized broker-dealers. Each Distribution Agreement also provides that the Distributor will pay the promotional expenses, including the incremental cost of printing prospectuses, annual reports and other periodic reports with respect to the Fund, for distribution to persons who are not shareholders of such Fund and the costs of preparing and distributing any other supplemental sales literature. However, certain promotional expenses may be borne by the Funds (see “Distribution Plans” below).

Continuance of each Distribution Agreement with respect to each Fund is subject to annual approval by vote of the Board of Directors or Board of Trustees, including a majority of the Independent Directors/Trustees, as applicable. Each of the Corporation and the Trust and the Distributor each has the right to terminate the Distribution Agreement with respect to the relevant Fund on 60 days’ written notice, without penalty. Each Distribution Agreement will terminate automatically in the event of its assignment as defined in the 1940 Act and the rules thereunder.

Rule 12b-1 under the 1940 Act permits an investment company directly or indirectly to pay expenses associated with the distribution of its shares in accordance with a plan adopted by the investment company’s board of directors. Pursuant to such rule, each Fund has adopted Distribution Plans for Class A, Class B, and Class C shares (hereinafter referred to as the “Class A Plan,” the “Class B Plan”, and the “Class C Plan” and collectively as the “Distribution Plans”). The sales charge and distribution fees of a particular class will not be used to subsidize the sale of shares of any other class. Reference is made to “Shareholder Account Information” in each Fund’s Prospectus for certain information with respect to the Distribution Plans.

Under the Class A Plan, the Distributor may receive payments from each Fund at an annual rate of up to 0.10% of average daily net assets of each Fund’s Class A shares to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing that class of shares. Under the Class B and Class C Plans, the Distributor may receive payments from each Fund at the annual rate of up to 0.75% of the average daily net assets of each Fund’s Class B or Class C shares to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing that class of shares. The distribution costs for which the Distributor may be reimbursed out of such distribution fees include fees paid to broker-dealers that have sold Fund shares, commissions and other expenses such as sales literature, prospectus printing and distribution and compensation to wholesalers.

The Distribution Plans provide that each class of shares of each Fund may also pay the Distributor an account maintenance and service fee of up to 0.25% of the aggregate average daily net assets of such class of shares for payments to broker-dealers for providing continuing account maintenance. In this regard, some payments are used to compensate broker-dealers with trail commissions or account maintenance and service fees in an amount up to 0.25% per year of the assets maintained in each Fund by its customers.

It is possible that in any given year the amount paid to the Distributor under any of the Distribution Plans will exceed the Distributor’s distribution costs as described above.

Combined Fund. Following the Reorganization, the Combined Fund will be subject to the International Equity Fund Distribution Plans, as described above, for its share classes. In addition, the Combined Fund will be subject to the International Equity Fund Distribution Agreement. It should be noted that the services provided to each Fund under their respective Distribution Agreement are identical.

Dividends and Distributions

The policies with respect to payment of dividends and capital gains distributions of the Focused International Portfolio and the International Equity Fund are identical and such procedures will remain in place for the Combined Fund. Shareholders should refer to the International Equity Fund Prospectus (a copy of which accompanies this Combined Prospectus/Proxy Statement) and the Focused International Portfolio Prospectus for the specific policies with respect to payment of dividends and capital gains distributions under the heading “Shareholder Account Information.”

Purchase, Exchange, Redemption and Valuation of Shares

Procedures for the purchase, exchange, redemption and valuation of shares of the Focused International Portfolio and the International Equity Fund are identical and such procedures will remain in place for the Combined Fund. Shareholders should refer to the International Equity Fund Prospectus (a copy of which accompanies this Combined Prospectus/Proxy Statement) and the Focused International Portfolio Prospectus for the specific procedures applicable to purchases, exchanges and redemptions of shares under the heading “Shareholder Account Information.” In addition to the policies described therein, certain fees may be assessed in connection with the purchase, exchange and redemption of shares. See “Summary—Fee and Expenses” above.

Market Timing Trading Policies and Procedures

The market timing trading policies and procedures of the Focused International Portfolio and the International Equity Fund are identical, and such policies and procedures will remain in place for the Combined Fund. Shareholders should refer to the International Equity Fund Prospectus (a copy of which accompanies this Combined Prospectus/Proxy Statement) and the Focused International Portfolio Prospectus for the specific market timing trading policies and procedures under the heading “Shareholder Account Information—Market Timing Trading Policies and Procedures.”

FINANCIAL HIGHLIGHTS

Financial highlights tables for the existing share classes of the International Equity Fund may be found in the International Equity Fund Prospectus, a copy of which accompanies this Combined Prospectus/Proxy Statement.

INFORMATION ABOUT THE REORGANIZATION

General

Under the Reorganization Agreement, the Focused International Portfolio will transfer its assets to the International Equity Fund in exchange for the assumption by the International Equity Fund of the Focused International Portfolio’s liabilities and Class A, Class B and Class C shares of the International Equity Fund. For more details about the Reorganization Agreement, see Appendix A—“Form of Agreement and Plan of Reorganization.” The shares of the International Equity Fund issued to the Focused International Portfolio will have an aggregate net asset value (“NAV”) equal to the aggregate NAV of the Focused International Portfolio’s shares outstanding immediately prior to the Reorganization. Upon receipt by the Focused International Portfolio of the shares of the International Equity Fund, the Focused International Portfolio will distribute the shares to its shareholders. Then, as soon as practicable after the Closing Date (as defined in Appendix A), the Focused International Portfolio will be terminated as a series of the Corporation under applicable state law.

The distribution of International Equity Fund shares to the Focused International Portfolio shareholders will be accomplished by opening new accounts on the books of the International Equity Fund in the names of the Focused International Portfolio shareholders and transferring to those shareholder accounts the shares of the International Equity Fund. Such newly-opened accounts on the books of the International Equity Fund will represent the respective pro rata number of shares of the same class of the International Equity Fund that the Focused International Portfolio receives under the terms of the Reorganization Agreement. See “Terms of the Reorganization Agreement” below.

Accordingly, as a result of the Reorganization, the Focused International Portfolio shareholders will own the same class of shares of the International Equity Fund having an aggregate NAV immediately after the Closing Date equal to the aggregate NAV of that shareholder’s Focused International Portfolio shares immediately prior to the Closing Date. The Reorganization will not result in dilution of either Fund’s NAV. However, as a result of the Reorganization, a shareholder of the Focused International Portfolio or the International Equity Fund will hold a reduced percentage of ownership in the larger Combined Fund than the shareholder did in the applicable Fund.

No sales charge or fee of any kind will be assessed to the Focused International Portfolio shareholders in connection with their receipt of shares of the International Equity Fund in the Reorganization, although shareholders who receive Class B and Class C shares in the Reorganization will continue to be subject to a contingent deferred sales change (“CDSC”) if they sell such shares after the Reorganization but before the applicable holding period expires. The holding period with respect to any CDSC applicable to shares of the International Equity Fund acquired in the Reorganization will be measured from the earlier of the time (i) the shares were purchased from the Focused International Portfolio or (ii) shares were purchased from any other funds distributed by the Distributor and subsequently were exchanged for shares of the Focused International Portfolio. Redemptions made after the Reorganization may be subject to CDSCs, as described in the International Equity Fund Prospectus.

Terms of the Reorganization Agreement

Pursuant to the Reorganization Agreement, the International Equity Fund will acquire the assets of the Focused International Portfolio on the Closing Date in consideration for the assumption of the Focused International Portfolio’s liabilities and shares of the International Equity Fund.

On the Closing Date, the Focused International Portfolio will transfer to the International Equity Fund its assets in exchange solely for Class A, Class B and Class C shares of the International Equity Fund that are equal in value to the value of the net assets of the Focused International Portfolio transferred to the International Equity Fund as of the Closing Date, as determined in accordance with the International Equity Fund’s valuation procedures or such other valuation procedures as shall be mutually agreed upon by the parties, and the assumption by the International Equity Fund of the liabilities of the Focused International Portfolio. In order to minimize any potential for undesirable federal income and excise tax consequences in connection with the Reorganization, the Focused International Portfolio will distribute on or before the Closing Date all of its undistributed net investment income and net capital gains as of such date.

The Focused International Portfolio expects to distribute the shares of the International Equity Fund to the shareholders of the Focused International Portfolio promptly after the Closing Date. Upon distribution of such shares, all outstanding shares of the Focused International Portfolio will be redeemed in accordance with Maryland law and the charter of the Corporation. Thereafter, the Focused International Portfolio will be terminated as a series of the Corporation under Maryland law.

The Focused International Portfolio and the International Equity Fund have made certain standard representations and warranties to each other regarding capitalization, status and conduct of business.

Unless waived in accordance with the Reorganization Agreement, the obligations of the parties to the Reorganization Agreement are conditioned upon, among other things:

•	the approval of the Reorganization by the Focused International Portfolio’s shareholders;

•	the absence of any rule, regulation, order, injunction or proceeding preventing or seeking to prevent the consummation of the transactions contemplated by the Reorganization Agreement;

•	the receipt of all necessary approvals, consents, registrations and exemptions under federal, state and local laws;

•

the truth in all material respects as of the Closing Date of the representations and warranties of the parties and performance and compliance in all material respects with the parties’ agreements, obligations and covenants required by the Reorganization Agreement;

•

the effectiveness under applicable law of the registration statement of the Trust of which this Combined Prospectus/Proxy Statement forms a part and the absence of any stop orders under the Securities Act of 1933 pertaining thereto;

•	the declaration of a dividend by the Focused International Portfolio to distribute all of its undistributed net investment income and net capital gains; and

•	the receipt of opinions of counsel relating to, among other things, the tax-free nature of the Reorganization.

The Reorganization Agreement may be terminated or amended by the mutual consent of the parties either before or after approval thereof by the shareholders of the Focused International Portfolio.

The Board of Directors unanimously recommends that you vote to approve the Reorganization, as it believes the Reorganization is in the best interests of the Focused International Portfolio (as described more fully in “Reasons for the Reorganization” below) and that the interests of existing shareholders of the Focused International Portfolio will not be diluted as a result of consummation of the proposed Reorganization.

Reasons for the Reorganization

The factors considered by the Board of Directors with regard to the Reorganization include, but are not limited to, the following:

•

The investment objective of the Focused International Portfolio and the International Equity Fund are similar and certain investment strategies and techniques are compatible; however, certain investment strategies and techniques are different. See “Summary—Investment Objectives and Principal Investment Strategies.”

Through the Reorganization, shareholders of the Focused International Portfolio will be invested in a Combined Fund with a similar objective and compatible investment strategies and techniques; however, shareholders of the Focused International Portfolio will be invested in a fund that does not use a multi-managed focused strategy. As a result, the international investing style and risk/ return profile of the Combined Fund will remain comparable to those of the shareholders’ current investment, although shareholders of the Focused International Portfolio will no longer benefit from the potential return of, or be subject to the risks associated with, an investment in a Fund that uses a focused strategy. The Combined Fund will also be subadvised by one subadviser in lieu of three subadvisers.

•	The possibility that the Combined Fund may achieve certain operating efficiencies from its larger net asset size.

The larger net asset size of the Combined Fund may permit the Combined Fund to achieve certain economies of scale as certain costs can be spread over a larger asset base, and the larger Combined Fund may achieve greater portfolio diversity and potentially lower portfolio transaction costs. This potential benefit will largely depend on the growth of the Combined Fund and may not be achieved solely as a result of the Reorganization.

•

The expectation that the Combined Fund will have (i) projected gross operating expenses below those of the Focused International Portfolio prior to the Reorganization, before taking into account any contractual or voluntary fee waivers or expense reimbursement arrangements, and (ii) projected net operating expenses below those of the Focused International Portfolio prior to the Reorganization, after taking into account contractual fee waivers and expense reimbursement arrangements.

Shareholders of each class of the Focused International Portfolio are expected to experience lower gross operating expenses in the Combined Fund than they had in the Focused International Portfolio prior to the Reorganization, before taking into account any contractual or voluntary fee waivers or expense reimbursement arrangements. Shareholders of each class of the Focused International Portfolio are expected to experience lower net operating expenses in the Combined Fund than they had in the Focused International Portfolio prior to the Reorganization, after taking into account each Fund’s contractual fee waivers or expense reimbursement arrangements. See “Summary—Fees and Expenses.” While each Fund’s contractual waivers and expense reimbursements are contractually required by agreement with the relevant Board, there is no guarantee that these waivers/reimbursements will not be terminated by such Board at some point in the future.

•	The relative performance histories of each Fund and the fact that the International Equity Fund has had superior performance history compared with the Focused International Portfolio.

While not predictive of future results, the Board of Directors reviewed the relative performance of each Fund over different time periods compared with each other and to the relative benchmarks applicable to each Fund. The International Equity Fund will be the accounting survivor of the Reorganization. The Combined Fund will also maintain the performance history of the International Equity Fund at the closing of the Reorganization.

•

The fact that there will be no gain or loss recognized by shareholders for federal income tax purposes as a result of the Reorganization, as the Reorganization is expected to be a tax-free transaction.

The Reorganization contemplates a tax-free transfer of the assets of the Focused International Portfolio in exchange for the assumption of the Focused International Portfolio’s liabilities and shares of the International Equity Fund. Shareholders will receive International Equity Fund shares equivalent to the aggregate net asset value of their Focused International Portfolio shares and will pay no federal income tax on the transaction.

•

The costs associated with the Reorganization will be borne solely by AIG SAAMCo, AIGGIC or their affiliates and will not be borne by shareholders (except that shareholders will pay any brokerage or trading expenses of securities sold prior to and immediately following the Reorganization).

Shareholders will not bear the costs associated with the Reorganization, including proxy solicitation expenses. Proxy solicitation expenses include legal fees, printing, packaging and postage—all of which will be covered by AIG SAAMCo, AIGGIC or their affiliates. Shareholders will not have to pay any sales charge on the International Equity Fund shares received in the Reorganization. For purposes of determining the application of any CDSC after the Reorganization, the holding period for their Focused International Portfolio shares will carry over to the International Equity Fund shares they receive in the Reorganization. The Reorganization is expected to cause portfolio turnover and transaction expenses from the sale of securities prior to and immediately following the closing of the Reorganization, which will be incurred by the Focused International Portfolio and the Combined Fund, respectively, and borne by each Fund’s shareholders; however, these costs are not expected to have a material impact on the Funds.

For these and other reasons, the Board of Directors unanimously concluded that, based upon the factors and determinations summarized above, consummation of the Reorganization is in the best interests of the Focused International Portfolio and the interests of the Focused International Portfolio’s existing shareholders will not be diluted as a result of the Reorganization. The approval determinations were made on the basis of each Director’s business judgment after consideration of all of the factors taken as a whole, though individual Directors may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.

Material U.S. Federal Income Tax Consequences of the Reorganization

The following is a general summary of the material anticipated U.S. federal income tax consequences of the Reorganization. The discussion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), Treasury regulations, court decisions, published positions of the IRS and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). The discussion is limited to U.S. persons who hold shares of the Focused International Portfolio as capital assets for U.S. federal income tax purposes. This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under federal income tax laws. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects described below. Shareholders must consult their own tax advisers as to the U.S. federal income tax consequences of the Reorganization, as well as the effects of state, local and non-U.S. tax laws.

It is a condition to the closing of the Reorganization that the Corporation, on behalf of the Focused International Portfolio, and the Trust, on behalf of the International Equity Fund, receive an opinion from Willkie Farr & Gallagher LLP, counsel to each Fund, dated as of the Closing Date, that the Reorganization will be a “reorganization” within the meaning of Section 368(a) of the Code and that the Focused International Portfolio and the International Equity Fund each will be a “party to a reorganization” within the meaning of Section 368(b) of the Code. As a “reorganization” within the meaning of Section 368(b) of the Code, the U.S. federal income tax consequences of the Reorganization can be summarized as follows:

•

No gain or loss will be recognized by the Focused International Portfolio or by the International Equity Fund upon the transfer of substantially all of the assets of the Focused International Portfolio to the International Equity Fund solely in exchange for the shares of the International Equity Fund and the assumption by the International Equity Fund of certain liabilities of the Focused International Portfolio, or upon the distribution of the shares of the International Equity Fund by the Focused International Portfolio to its shareholders in the subsequent liquidation of the Focused International Portfolio.

•

No gain or loss will be recognized by a shareholder of the Focused International Portfolio who exchanges all of his, her or its shares of the Focused International Portfolio solely for the shares of the International Equity Fund pursuant to the Reorganization.

•

The tax basis of the shares of the International Equity Fund received by a shareholder of the Focused International Portfolio pursuant to the Reorganization (including any fractional share) will be the same as the tax basis of the shares of the Focused International Portfolio surrendered in exchange therefor.

•

The holding period of the shares of the International Equity Fund received by a shareholder of the Focused International Portfolio pursuant to the Reorganization (including any fractional share) will include the holding period of the shares of the Focused International Portfolio surrendered in exchange therefor.

•

The International Equity Fund’s tax basis in assets of the Focused International Portfolio received by the International Equity Fund pursuant to the Reorganization will, in each instance, equal the tax basis of such assets in the hands of the Focused International Portfolio immediately prior to the Reorganization, and the International Equity Fund’s holding period for such assets will, in each instance, include the period during which the assets were held by the Focused International Portfolio.

The opinion of Willkie Farr & Gallagher LLP will be based on U.S. federal income tax law in effect on the Closing Date. In rendering its opinion, Willkie Farr & Gallagher LLP will also rely upon certain representations of the management of the International Equity Fund and the Focused International Portfolio and assume, among other things, that the Reorganization will be consummated in accordance with the operative documents. An opinion of counsel is not binding on the IRS or any court.

The International Equity Fund intends to continue to be taxed under the rules applicable to regulated investment companies as defined in Section 851 of the Code, which are the same rules currently applicable to the Focused International Portfolio and its shareholders.

Prior to the Closing Date, the Focused International Portfolio will declare a distribution to its shareholders, if any, which together with all previous distributions, will have the effect of distributing to its shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid) and net realized capital gains, if any, through the Closing Date.

A portion of the portfolio assets of the Focused International Portfolio may be sold in connection with the Reorganization. The tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and the Focused International Portfolio’s basis in such assets. Any capital gains recognized in these sales on a net basis will be distributed to the appropriate Focused International Portfolio shareholders as capital gains dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale, and such distributions will be taxable to shareholders.

The International Equity Fund will succeed to the capital loss carryforwards, if any, of the Focused International Portfolio. As a result of the Reorganization, the International Equity Fund is expected to undergo an “ownership change” for tax purposes, and its capital loss carryforwards and certain built-in losses, if any, will be subject to the loss limitation rules of the Code. The Code limits the amount of pre-ownership change losses that may be used to offset post-ownership change gains to a specific annual loss limitation amount (generally, the product of the net asset value of the entity undergoing the ownership change and a rate established by the IRS). Subject to certain limitations, any unused portion of these losses may be available in subsequent years, subject to an overall eight-year capital loss carryforward limit, as measured from the date of recognition. The Focused International Portfolio’s capital loss carryforwards, if any, should not be limited by reason of the Reorganization.

In addition, for five years beginning after the Closing Date of the Reorganization, the Combined Fund will not be allowed to offset certain pre-Reorganization built-in gains attributable to one Fund with capital loss carryforwards and certain built-in losses attributable to another Fund. The International Equity Fund had a capital loss carryforward as of its last fiscal year end September 30, 2008, of approximately $1,700,000. The Focused International Portfolio did not have a capital loss carryforward as of it last fiscal year end October 31, 2007.

Shareholders of the Focused International Portfolio may redeem their shares or exchange their shares for shares of certain other funds distributed by the Distributor at any time prior to the closing of the Reorganization. Redemptions and exchanges of shares generally are taxable transactions, unless the shareholder’s account is not subject to taxation, such as an individual retirement account or other tax-qualified retirement plan. Shareholders should consult with their own tax advisers regarding potential transactions.

Expenses of the Reorganization

AIG SAAMCo, AIGGIC or their affiliates will pay the expenses incurred in connection with the preparation of this Combined Prospectus/Proxy Statement, including all direct and indirect expenses and out-of-pocket costs other than any transaction costs relating to the sale of the Focused International Portfolio’s portfolio securities prior to or after the Reorganization as described in the Reorganization Agreement.

Expenses incurred in connection with the Reorganization include, but are not limited to: all costs related to the preparation and distribution of materials distributed to each Fund’s Board, including legal and accounting costs; all expenses incurred in connection with the preparation of the Reorganization Agreement and a registration statement on Form N-14; SEC and state securities commission filing fees and legal and audit fees in connection with the Reorganization; the costs of printing and distributing this Combined Prospectus/Proxy Statement; auditing fees associated with inclusion of each Fund’s financial statements in the Form N-14; proxy solicitation expenses; portfolio transfer taxes (if any); and any similar expenses incurred in connection with the Reorganization. The total expenses incurred in connection with the Reorganization are estimated to be approximately $120,000. Neither of the Funds will pay any expenses of shareholders arising out of or in connection with the Reorganization.

All other expenses of each of the parties shall be paid by the applicable party.

Continuation of Shareholder Accounts and Plans; Share Certificates

If the Reorganization is approved, the International Equity Fund will establish an account for Focused International Portfolio shareholders containing the appropriate number of shares of the International Equity Fund. Shareholders of the Focused International Portfolio who are accumulating Focused International Portfolio shares under the dividend reinvestment plan, who are receiving payment under the systematic withdrawal plan, or who benefit from special sales programs with respect to Focused International Portfolio shares will retain the same rights and privileges after the Reorganization in connection with the shares of the International Equity Fund received in the Reorganization through similar plans maintained by the International Equity Fund.

It will not be necessary for shareholders of the Focused International Portfolio to whom certificates have been issued to surrender their certificates. Upon the termination of the Focused International Portfolio, such certificates will become null and void. Generally, no certificates for the International Equity Fund will be issued.

Legal Matters

Certain legal matters concerning the federal income tax consequences of the Reorganization and issuance of shares of the International Equity Fund will be passed on by Willkie Farr & Gallagher LLP, counsel to each Fund, Bingham McCutchen LLP, special counsel to the International Equity Fund and Venable LLP, special counsel to the Focused International Portfolio.

OTHER INFORMATION

Capitalization

The following table sets forth as of March 31, 2008: (i) the unaudited capitalization of the Focused International Portfolio; (ii) the unaudited capitalization of the International Equity Fund; and (iii) the unaudited pro forma combined capitalization of the Combined Fund assuming the Reorganization has been approved. The capitalizations are likely to be different when the Reorganization is scheduled to be completed as a result of daily share purchase and redemption activity.

Fund	Net Assets	Net Asset Value Per Share	Shares Outstanding
Focused International Portfolio
Class A	$250,703,890	$16.24	15,440,946
Class B	15,703,108	15.56	1,009,119
Class C	36,492,575	15.53	2,350,511

Total	$302,899,573		18,800,576

International Equity Fund
Class A	$64,360,479	$16.25	3,961,820
Class B	15,899,072	14.97	1,062,005
Class C	21,988,891	14.96	1,470,160
Class I	6,148,111	16.38	375,267

Total	$108,396,553		6,869,252

Pro Forma Adjustments
Class A	(643)		(13,054)
Class B	(40)		39,850
Class C	(93)		88,826
Class I	—		—

Total	(776)		115,622

Pro Forma Combined Fund
Class A	$315,063,726	$16.25	19,389,712
Class B	31,602,140	14.97	2,110,974
Class C	58,481,373	14.96	3,909,497
Class I	6,148,111	16.38	375,267

Total	$411,295,350		25,785,450

Shareholder Information

As of September 30, 2008, there were 16,053,983 shares of the Focused International Portfolio outstanding. As of such date, the Directors and officers of the Corporation as a group owned less than 1% of the shares of the Focused International Portfolio. As of September 30, 2008, no person was known by the Focused International Portfolio to own beneficially or of record 5% or more of any class of shares of the Focused International Portfolio except as follows:

Name & Address	Class; Type of Ownership	% of Class	% of Fund	% of Combined Fund Post-Closing
SunAmerica Focused Balanced Strategy Fund 2929 Allen Pkwy #A8-10 Houston, TX 77019-2118	Class A; Beneficial	17.07%	14.08%	10.34%
SunAmerica Focused Multi-Asset Strategy Fund 2929 Allen Pkwy #A8-10 Houston, TX 77019-2118	Class A; Beneficial	28.96%	23.88%	17.54%
SunAmerica Focused Equity Strategy Fund 2929 Allen Pkwy #A8-10 Houston, TX 77019-2118	Class A; Beneficial	37.18%	30.66%	22.52%
Merrill Lynch, Pierce, Fenner & Smith, Inc. for the Sole Benefit of its Customers 4800 Deer Lake Drive East 2ND Floor Jacksonville, FL 32246-6484	Class C; Record	9.84%	1.20%	0.92%

As of September 30, 2008, there were 6,223,858 shares of the International Equity Fund outstanding. As of such date, the Trustees and officers of the Trust as a group owned less than 1% of the shares of the International Equity Fund. As of September 30, 2008, no person was known by the International Equity Fund to own beneficially or of record 5% or more of any class of shares of the International Equity Fund except as follows:

Name & Address	Class; Type of Ownership	% of Class	% of Fund	% of Combined Fund Post-Closing
Vanguard Fiduciary Trust Co SunAmerica Mutual Funds PO Box 2600 Valley Forge, PA 19482-2600	Class A; Record	28.65%	17.34%	4.55%
AIG Retirement Services Company FBO AIGFSB Custodian Trustee FBO Riverside County 2929 Allen Pkwy #A6-20 Houston, TX 77019-2118	Class I; Record	14.62%	0.93%	0.24%
AIG Retirement Services Company FBO AIGFSB Custodian Trustee FBO City of Albuquerque 2929 Allen Pkwy #A6-20 Houston, TX 77019-2118	Class I; Record	20.55%	1.30%	0.34%
AIG Retirement Services Company FBO Tampa General Hospital 403B Plan 2929 Allen Pkwy #A6-20 Houston, TX 77019-2118	Class I; Record	36.88%	2.34%	0.62%

Shareholder Rights and Obligations

The Focused International Portfolio is a series of the Corporation, an open-end management investment company organized as a corporation under the laws of the State of Maryland on July 3, 1996. On April 11, 2002, the Board of Directors approved the renaming of the “Focused International Portfolio” to the “Focused

International Equity Portfolio.” On January 15, 2004, the Board of Directors approved the redesignation of Class II shares as Class C shares of the Focused International Portfolio, effective on February 20, 2004.

The total number of shares of common stock authorized under the Corporation’s Articles of Incorporation is three billion (3,000,000,000) shares of common stock (par value $0.0001 per share), amounting in aggregate par value to three hundred thousand dollars ($300,000). The Focused International Portfolio consists of 100,000,000 shares and is divided into three classes of shares, designated as Class A, Class B and Class C.

The International Equity Fund is a series of the Trust, an open-end management investment company organized as a business trust under the laws of the Commonwealth of Massachusetts on June 18, 1996. On August 22, 2001, the Board of Trustees approved the creation of the International Equity Fund. The International Equity Fund is the survivor of a reorganization with the International Equity Portfolio of AIG SunAmerica Focused Series, Inc. and three series of North American Funds. On January 15, 2004, the Board of Trustees approved the redesignation of Class II shares as Class C shares of the International Equity Fund, effective on February 23, 2004.

The number of shares of beneficial interest authorized under the Trust’s Declaration of Trust is unlimited. The International Equity Fund is divided into four classes of shares, designated as Class A, Class B, Class C and Class I, and, following the Reorganization, the Combined Fund will continue to offer those four classes of shares. The shares of the International Equity Fund to be distributed to shareholders of the Focused International Portfolio will generally have the same legal characteristics as the shares of the Focused International Portfolio with respect to such matters as voting rights, accessibility, and transferability. Each of the Focused International Portfolio and the International Equity Fund will continue indefinitely until terminated.

With respect to each Fund, shares of the same class within such Fund have equal dividend, distribution, liquidation, and voting rights, and fractional shares have those rights proportionately. Each Fund and class of shares within such Fund bears its own expenses related to its distribution of shares (and other expenses such as shareholder or administrative services).

Unless (i) the Board of Trustees has determined that a matter only affects the interests of one or more class or classes (in which case only shareholders of the affected class or classes are entitled to vote) or (ii) otherwise required by applicable law, on any matter submitted to a vote of shareholders of the International Equity Fund, all shares entitled to vote are voted in the aggregate and not by class. The shares of the Focused International Portfolio have identical voting rights.

There are no preemptive rights in connection with shares of either the Focused International Portfolio or the International Equity Fund. When issued in accordance with the provisions of their respective prospectuses (and, in the case of shares of the International Equity Fund, issued in the connection with the Reorganization), all shares are fully paid and non-assessable.

Comparison of Maryland Corporations and Massachusetts Trusts

In General

A fund organized as a series of a Massachusetts business trust, such as the International Equity Fund, is governed by the trust’s declaration of trust or similar instrument; for the International Equity Fund it is the Trust’s Declaration of Trust (“Trust’s Declaration”). Massachusetts law allows the trustees of a business trust to set the terms of a fund’s governance in its declaration. All power and authority to manage the fund and its affairs generally reside with the trustees, and shareholder voting and other rights are limited to those provided to the shareholders in the declaration. Because Massachusetts law governing business trusts provides so much flexibility compared to typical state corporate statutes, the Massachusetts business trust has become a common form of organization for mutual funds. However, some consider it less desirable than other entities because it relies on the terms of the applicable declaration and judicial interpretations rather than statutory provisions for substantive issues, such as the personal liability of shareholders and trustees, and does not provide the level of certitude that corporate laws like those of Maryland, or newer statutory trust laws, provide.

A fund organized as a series of a Maryland corporation, such as the Focused International Portfolio, on the other hand, is governed both by the Maryland General Corporation Law (the “MGCL”) and the Corporation’s charter (“Corporation’s Charter”) and by-laws (“Corporation’s By-Laws”). For a Maryland corporation, unlike a Massachusetts trust, the MGCL prescribes many aspects of corporate governance.

Shareholders of a Maryland corporation generally are shielded from personal liability for the corporation’s debts or obligations. Shareholders of a Massachusetts business trust, on the other hand, are not afforded the limitation of personal liability generally afforded to shareholders of a corporation from the trust’s liabilities. Instead, a fund’s declaration of trust typically provides that a shareholder will not be liable, and further provides for indemnification to the extent that a shareholder is found personally liable, for the fund’s acts or obligations. The Trust’s Declaration contains such provisions.

Similarly, the trustees of a Massachusetts business trust are not afforded the protection from personal liability for the obligations of the trust by form of organization. The directors of a Maryland corporation, on the other hand, generally are shielded from personal liability for the corporation’s acts or obligations. Courts in Massachusetts have, however, recognized limitations of a trustee’s liability in contract actions for the obligations of a trust contained in the trust’s declaration, and declarations may also provide that trustees may be indemnified out of the assets of the trust to the extent held personally liable. The Trust’s Declaration contains such provisions.

As a result of the Reorganization, the Focused International Portfolio shareholders will become shareholders of a Massachusetts trust.

Maryland Corporations

A Maryland corporation is governed by the MGCL, its charter and bylaws. Some of the key provisions of the MGCL, the Corporation’s Charter and the Corporation’s By-Laws are summarized below.

Stockholder Voting

Under the MGCL, a Maryland corporation generally cannot liquidate, amend its charter, or engage in a statutory share exchange, merger or consolidation unless approved by a vote of stockholders. Depending on the circumstances and the charter of the corporation, there are various exceptions to these vote requirements. The Corporation’s Charter provides that notwithstanding any provision of law requiring the authorization of any action by a greater proportion than a majority of the total number of shares, such action shall be valid and effective if authorized by the affirmative vote of the holders of a majority of the total number of shares outstanding and entitled to vote thereon, except as otherwise provided in the Corporation’s Charter. Stockholders of Maryland corporations are generally entitled to one vote per share and fractional votes for fractional shares held. The Corporation’s Charter contains such provision.

Election and Removal of Directors

Stockholders of a Maryland corporation generally are entitled to elect and remove directors. Maryland law does not require a corporation registered as an open-end investment company to hold annual meetings in any year that the election of directors is not required under the 1940 Act. The Corporation’s By-Laws do not require an annual meeting in any year where the election of directors is not required under the 1940 Act. A plurality of all the votes cast at a duly called stockholder meeting (with a quorum present) shall be sufficient to elect a director.

Amendments to the Charter

Under the MGCL, stockholders of corporations are generally entitled to vote on amendments to the charter. However, the board of directors of a Maryland corporation is authorized, without a vote of the stockholders, to amend the charter to change the name of the corporation, to change the name or other designation of any class or series of stock and to change the par value of any class or series of stock. A change in the name or other designation of a class or series of stock, however, may not change the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, or terms or conditions of redemption. The board of directors of an open-end fund is also authorized to supplement the charter to increase the number of authorized shares or the number of shares in any class or series, unless prohibited by the charter.

Issuance and Redemption of Shares

The board of directors of a Maryland corporation has the power to authorize the issuance of stock and, prior to issuance of shares of each class or series, the board of directors of a Maryland corporation is required by Maryland law to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. A Maryland corporation registered as an open-end investment company may involuntarily redeem a stockholder’s shares under certain circumstances, unless prohibited by the charter, if the aggregate net asset value of the shares to be redeemed is $500 or less. The Corporation’s Charter has authorized the Board of Directors, without the need for assent or vote of the stockholders, to issue shares of stock of any class of the Corporation. The Corporation’s Charter permits the Board of Directors to authorize, to the extent and in the manner permitted by the 1940 act and the MGCL, the Corporation to redeem involuntarily from any stockholder upon the sending of written, telegraphic, or electronic notice of redemption to each stockholder whose shares are so redeemed and upon such terms and conditions as the Board of Directors shall deem advisable.

Share Classes

The 1940 Act provides that an investment company may have multiple classes, and provides rules for the equitable treatment of holders of each class, including for the separate voting rights of classes, and for the differential fees that may be charged to different classes. The Corporation’s Charter provides for the creation of multiple classes.

Stockholder, Director and Officer Liability

Under Maryland law, stockholders generally are not personally liable for debts or obligations of a corporation. With respect to directors, the MGCL provides that a director who has met his or her statutory standard of conduct has no liability for reason of being or having been a director. The indemnification provisions and the limitation on liability are both subject to any limitations of the 1940 Act, which generally provides that no director or officer shall be protected from liability to the corporation or its stockholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The provisions governing the advance of expenses are subject to applicable requirements of the 1940 Act or rules thereunder. The Corporation’s Charter provides that, to the fullest extent permitted by Maryland statutory or decisional law, as amended or interpreted, no director or officer of the Corporation shall be personally liabile to the Corporation or its stockholders for money damages. In addition, the Corporation is required to provide for indemnification and advance expenses to its directors and officers. However, these provisions do not apply to protect any director or officer for any liability due to willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office.

Derivative Actions

Under Maryland law, applicable case law at the time of a particular derivative action will establish any requirements or limitations with respect to stockholder derivative actions.

Massachusetts Trusts

The International Equity Fund is governed by the Trust’s Declaration.

Shareholder Voting

The 1940 Act requires a vote of shareholders on matters that Congress has determined might have a material effect on shareholders and their investments. For example, shareholder consent is required under the 1940 Act to approve new investment advisory agreements in many cases, an increase in an advisory fee or a 12b-1 fee, changes to fundamental policies, the election of directors or trustees in certain circumstances, and the merger or reorganization of a fund in certain circumstances, particularly where the merger or consolidation involves an affiliated party. The Trust’s Declaration provides that shareholders have the power to vote (a) for the election of the Trustees, (b) the removal of the Trustees, (c) with respect to any investment advisory, management or other contract, (d) with respect to termination of the Trust, (e) with respect to certain amendments of the Trust’s Declaration, (f) with respect to the merger, consolidation or sale of assets of the Trust, (g) with respect to incorporation of the Trust, (h) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the shareholders, provided that shareholders of a series are not entitled to vote with respect to a matter which does not affect that series, and (i) with respect to such additional matters relating to the Trust as may be required by law, the Trust’s Declaration, the Trust’s by-laws or any registration statement of the Trust filed with any federal or state regulatory authority, or as and when the Trustees may consider necessary or desirable.

Election and Removal of Trustees

The Trust’s Declaration provides that the Trustees determine the size of the Board of Trustees. It also provides that vacancies on the Board of Trustees may be filled by the remaining Trustees, except when election by the shareholders is required under the 1940 Act. Any Trustee may be removed with cause, by action of two-thirds of the remaining Trustees or by the action of shareholders of record of not less than two-thirds of the shares outstanding, provided in no event shall the number of Trustees after removal be less than three.

Issuance and Repurchase of Shares

Under the Trust’s Declaration, the Trustees are permitted to issue an unlimited number of shares for such consideration and on such terms as the Trustees may deem best. Shareholders are not entitled to any preference, preemptive, appraisal, conversion or exchange rights, except as the Trustees may determine. Notwithstanding the foregoing, any shareholder shall be entitled to rights of appraisal of its shares with respect to any merger, consolidation, sale or exchange of the Trust’s assets.

Series and Classes

The 1940 Act provides that an investment company may have multiple series and classes, and provides rules for the fair and equitable treatment of holders of each series and class, including for the separate voting rights of series and classes, and for the differential fees that may be charged to different series and classes. Under the Trust’s Declaration, the Board of Trustees has the authority to issue separate series and classes of shares that represent interests in the assets of the Trust or a series of the Trust, as applicable. A series and class shall have exclusive voting rights with respect to matters affecting such series and class, respectively. The Board of Trustees may classify and reclassify the shares of the Trust into additional series and classes of shares at a future date. Upon liquidation of a series, shareholders of that series are entitled to receive, when and as declared by the Trustees, the excess of the assets belonging to that series over the liabilities belonging to that series. The assets distributable to the shareholders of any series shall be distributed among such shareholders in proportion to the number of shares of that series held by them and recorded on the books of the Trust.

Shareholder, Trustee and Officer Liability

The Trust’s Declaration provides that the Trust shareholders have no personal liability for the obligations of the Trust and requires the Trust to indemnify and hold each shareholder harmless from and against all claims and liabilities to which such shareholder may become subject by reason of his being or having been a shareholder, and shall reimburse such shareholder for all legal or other expenses reasonably incurred by him arising from any such claim or liability. Similarly, the Trust’s Declaration provides that Trustees, officers, employees and have no personal liability for the obligations of the Trust. The Trust’s Declaration further provides that no Trustee, Officer, employee or agent shall be liable to the Trust or its shareholders for any action or failure to act, except for his bad faith, willful misfeasance, gross negligence or reckless disregard of his duties. The Trust’s Declaration also provides that each Trustee, officer and employee of the Trust will, in the performance of his duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon an opinion of counsel, or upon reports made to the Trust by any of its officers or employees or by any investment adviser, distributor, transfer agent, selected dealers, accountants, appraisers or other experts or consultants selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or expert may also be a Trustee.

The foregoing is only a summary of certain rights of shareholders under the organization documents governing each Fund and under applicable state law, and is not a complete description of provisions contained in those sources. Shareholders should refer to the provisions of those documents and state law directly for a more thorough description.

Shareholder Proposals

Each of the Focused International Portfolio and the International Equity Fund does not hold regular annual meetings of shareholders in any year in which the 1940 Act does not require shareholders to act upon any of the following matters: (i) election of Directors or Trustees; (ii) approval of a management agreement; (iii) approval of a distribution agreement; and (iv) ratification of selection of independent accountants. Neither the Focused International Portfolio (in the event the Reorganization is not completed), nor the International Equity Fund intend to hold future regular annual or special meetings of its shareholders unless required by the 1940 Act. Shareholders who would like to submit proposals for consideration at future shareholder meetings should send written proposals to Gregory N. Bressler, Secretary, Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992. To be considered for presentation at a shareholders’ meeting, rules promulgated by the SEC require that, among other things, a shareholder’s proposal must be received at the offices of the Fund within a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included.

Solicitation of Proxies

Solicitations of proxies are being made on behalf of the Focused International Portfolio and the Board of Directors primarily by the mailing of the Notice and this Combined Prospectus/Proxy Statement with its enclosures on or about November 6, 2008. Focused International Portfolio shareholders whose shares are held by nominees such as brokers can vote their proxies by contacting their respective nominee. In addition to the solicitation of proxies by mail, employees of the Focused International Portfolio and its affiliates as well as dealers or their representatives may, without additional compensation, solicit proxies in person or by mail, telephone, facsimile or oral communication. The Focused International Portfolio has retained The Altman Group, Inc. (“The Altman Group”), a professional proxy solicitation firm, to assist with any necessary solicitation of proxies. Focused International Portfolio shareholders may receive a telephone call from The Altman Group asking them to vote. The proxy solicitation expenses in connection with the Reorganization are estimated to be approximately $21,902, all of which will be borne by AIG SAAMCo, AIGGIC or their affiliates.

Brokerage firms and others will be reimbursed for their expenses in forwarding solicitation material to the beneficial owners of shares of the Focused International Portfolio. Representatives of AIG SAAMCo and its affiliates and other representatives of the Focused International Portfolio may also solicit proxies. Questions about the proposal should be directed to AIG SAAMCo by telephone at (800) 858-8850 or by mail at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311.

VOTING INFORMATION AND REQUIREMENTS

General

This Combined Prospectus/Proxy Statement is furnished in connection with the proposed Reorganization of the Focused International Portfolio into the International Equity Fund and the solicitation of proxies by and on behalf of the Board of Directors for use at the Special Meeting. The Special Meeting will be held on Tuesday, December 16, 2008 at 9:00 a.m., Eastern time, at the offices of AIG SAAMCo, located at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311, or at such later time as is made necessary by adjournment or postponement.

As of October 8, 2008, the Focused International Portfolio had the following number of shares outstanding:

Share Class	Number of Shares
A	13,032,787
B	848,915
C	1,901,577

Only shareholders of record on October 8, 2008 will be entitled to notice of and to vote at the Special Meeting. Each share is entitled to one vote, with fractional shares voting proportionally.

Shareholder Approval

Approval by the Focused International Portfolio of the proposed Reorganization will require the affirmative vote of the holders of a majority of the outstanding voting securities of the Focused International Portfolio, as defined under the 1940 Act. The 1940 Act defines such vote as the lesser of (i) 67% or more of the total number of shares of all classes of the Focused International Portfolio present or represented by proxy at the Special Meeting, voting together as a single class, if holders of more than 50% of the outstanding shares of all classes, taken as a single class, are present or represented by proxy at the Special Meeting; or (ii) more than 50% of the total number of outstanding shares of all classes of the Focused International Portfolio, voting together as a single class. If the shareholders fail to approve the proposed Reorganization, the Reorganization will not occur. The Board of Directors has fixed the close of business on October 8, 2008 as the Record Date for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting.

If a proxy authorization (“Proxy”) is properly given in time for a vote at the Special Meeting (either by returning the paper Proxy card or by submitting a Proxy by telephone or over the internet), the shares of the Focused International Portfolio represented thereby will be voted at the Special Meeting in accordance with the shareholder’s instructions. The Proxy grants discretion to the persons named therein, as proxies, to take such further action as they may determine appropriate in connection with any other matter, which may properly come before the Special Meeting, or any adjournments or postponements thereof. Under Maryland law, other than procedural matters relating to the proposal to approve the Reorganization, no matter may be considered at the Special Meeting other than the matter set forth in the Notice of Special Meeting of Shareholders.

A majority of the outstanding shares of the Focused International Portfolio entitled to vote on a proposal must be present in person or by proxy to have a quorum to conduct business at the Special Meeting.

The chairman of the meeting or the persons named as proxies may, whether or not a quorum is present, propose one or more adjournments of the Special Meeting on behalf of the Focused International Portfolio without further notice to permit further solicitation of Proxies. If a shareholder vote is called and a quorum is present, any such adjournment will require the affirmative vote of the holders of a majority of the shares of the Focused International Portfolio present in person or by proxy and entitled to vote at the session of the Special Meeting to be adjourned or postponed; if a quorum is not present, any such adjournment will require the affirmative vote of the holders of a majority of votes cast. Those proxies that are instructed to vote in favor of the Reorganization will vote in favor of any such adjournment, and those proxies that are instructed to vote against the Reorganization, will vote against any such adjournment, as applicable.

All properly executed Proxies received prior to the Special Meeting will be voted in accordance with the instructions marked thereon or otherwise as provided therein. For purposes of determining the presence of a quorum for transacting business at the Special Meeting and determining whether sufficient votes have been received for approval of any proposal to be acted upon at the Special Meeting, abstentions will be treated as shares that are present at the Special Meeting and entitled to vote on the matter, but that have not been voted. Unless instructions to the contrary are marked, properly executed Proxies will be voted “For” the approval of the proposed Reorganization. Abstentions and broker non-votes (i.e., where a nominee such as a broker holding shares for beneficial owners votes on certain matters pursuant to discretionary authority or instructions from beneficial owners, but with respect to one or more proposals does not receive instructions from beneficial owners or does not exercise discretionary authority) will be counted as present for purposes of a quorum but would have the same effect as votes “Against” the Reorganization.

The Focused Balanced Strategy Portfolio, Focused Equity Strategy Portfolio, Focused Fixed Income and Equity Strategy Portfolio and Focused Multi-Asset Strategy Portfolio, each a series of the Corporation (each, a “Focused Strategy Portfolio” and collectively, the “Focused Strategy Portfolios”), are each fund-of-funds advised by AIG SAAMCo that own shares of the Focused International Portfolio as of the record date in the amounts set out in the table below. Each Focused Strategy Portfolio will vote any Focused International Portfolio shares that it owns in the same proportion as the votes cast by other shareholders of the Focused International Portfolio (not including the other Focused Strategy Portfolios).

Portfolio	Amount of Focused International Portfolio Shares Owned	Percentage of Focused International Portfolio Shares Owned
Focused Balanced Strategy Portfolio	2,227,785	14.12%
Focused Equity Strategy Portfolio	4,868,819	30.85%
Focused Fixed Income and Equity Strategy Portfolio	120,510	0.76%
Focused Multi-Asset Strategy Portfolio	3,786,138	23.99%

Manner of Voting

Focused International Portfolio shareholders may vote by appearing in person at the Special Meeting, by returning the enclosed Proxy card or by casting their vote via telephone or the internet using the instructions provided on the enclosed Proxy card. Any shareholder who has given a Proxy, whether in written form, by telephone or over the internet, may revoke it at any time prior to its exercise by submitting a subsequent written, telephonic or electronic vote, by giving written notice of revocation to the Secretary of the Corporation, or by voting in person at the Special Meeting.

Voting by Mail. To vote by mail, you should date and sign the Proxy card included with this Combined Prospectus/Proxy Statement, indicate your vote on the proposal, and return the form in the envelope provided.

Voting by Telephone. There are two convenient methods to vote by telephone. If telephone voting is available for your account, a toll-free telephone number will be printed on your Proxy card. Prior to calling, you should read this Combined Prospectus/Proxy Statement and have your Proxy card at hand. (Please note, however, that telephone voting may not be available to shareholders whose shares are held by a broker or other intermediary on the shareholder’s behalf.)

First, you may use the automated touch-tone voting method by calling the toll-free number provided on the Proxy card. At the prompt, follow the menu.

Second, a separate toll-free number is provided on the Proxy card for shareholders who wish to speak to a telephone representative directly and give verbal instructions. The telephone representative will assist the shareholder with the voting process. The representative will not be able to assist a shareholder with information that is not contained in this Combined Prospectus/Proxy Statement, and the representative will not make recommendations on how to vote on the proposal.

A written confirmation of your telephone instructions will be mailed within 72 hours. You should immediately call (866) 721-1619 toll-free between 9 A.M. and 6 P.M., Monday through Friday, Eastern time, if no confirmation is received or if your instructions have not been properly reflected.

Internet Voting. To vote over the internet, please log on to the website listed on your Proxy card and click on the proxy voting button. Prior to logging on, you should read this Combined Prospectus/Proxy Statement and have your Proxy card at hand. After logging on, follow the instructions on the screen. If you receive more than one Proxy card, you may vote them during the same session. (Please note, however, that internet voting may not be available to shareholders whose shares are held by a broker or other intermediary on the shareholder’s behalf.)

Additional Information. Shareholders voting their Proxies by telephone or over the internet need not return their Proxy card by mail.

A person submitting votes by telephone or over the internet is deemed to represent that he or she is authorized to vote on behalf of all owners of the account, including spouses or other joint owners. By using the telephone or the internet to submit voting instructions, the shareholder is authorizing The Altman Group, a proxy solicitation firm, and its agents, to execute a Proxy to vote the shareholder’s shares at the Special Meeting as the shareholder has indicated.

The Focused International Portfolio believes that the procedures for authorizing the execution of a Proxy by telephone or over the internet set forth above are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately recorded.

You are requested to fill in, sign and return the enclosed Proxy card promptly even if you expect to be present in person at the meeting since you can always reverse your vote at the Special Meeting and unexpected circumstances might prevent you from attending. No postage is necessary if mailed in the United States.

October 31, 2008

APPENDIX A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this [    ] day of [            ], 2008, by and between SunAmerica Equity Funds, a Massachusetts business trust (the “Trust”), on behalf of the SunAmerica International Equity Fund (the “Acquiring Fund”), and SunAmerica Focused Series, Inc., a Maryland corporation (the “Corporation”), on behalf of the Focused International Equity Portfolio (the “Acquired Fund,” and together with the Acquiring Fund, the “Funds”). The Acquiring Fund is designated as a legally separate series of the Trust and the Acquired Fund is designated as a legally separate series of the Corporation.

This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder. The reorganization will consist of: (i) the transfer of all of the assets of the Acquired Fund in exchange for Class A, Class B and Class C shares of the Acquiring Fund (“Acquiring Fund Shares”); (ii) the assumption by the Acquiring Fund of the liabilities of the Acquired Fund; and (iii) the distribution, after the Closing Date (as defined in paragraph 3.1), of the Acquiring Fund Shares to the shareholders of the Acquired Fund and the complete liquidation of the Acquired Fund, all upon the terms and conditions set forth in this Agreement (the “Reorganization”).

WHEREAS, the each of the Trust and Corporation is an open-end, registered management investment company within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”), and the Acquired Fund owns securities that are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, each of the Acquiring Fund and the Acquired Fund are treated properly as a “regulated investment company” under Subchapter M of the Code;

WHEREAS, the Trust, on behalf of the Acquiring Fund is authorized to issue its shares of beneficial interest; and

WHEREAS, the Board of Trustees of the Trust, on behalf of the Acquiring Fund, and the Board of Directors of the Corporation, on behalf of the Acquired Fund, has determined that the Reorganization is in the best interests of the Acquiring Fund and the Acquired Fund, respectively, and that the interests of the existing shareholders of the Acquiring Fund or the Acquired Fund will not be diluted as a result of the Reorganization.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR ACQUIRING FUND SHARES AND THE ASSUMPTION OF THE ACQUIRED FUND’S LIABILITIES AND LIQUIDATION OF THE ACQUIRED FUND

1.1 THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Corporation, on behalf of the Acquired Fund, agrees to convey, transfer and deliver the assets of the Acquired Fund described in paragraph 1.2 to the Acquiring Fund free and clear of all liens, encumbrances and claims whatsoever. In exchange, the Trust, on behalf of the Acquiring Fund, agrees: (a) to deliver to the Acquired Fund the number of full and fractional shares of each corresponding class of the Acquiring Fund, determined by dividing: (i) the aggregate value of the Acquired Fund’s assets, net of liabilities of the Acquired Fund, attributable to each share class of the Acquired Fund (as set forth below), computed in the manner and as of the time and date set forth in paragraph 2.1, by (ii) the net asset value of one Acquiring Fund Share of the corresponding class (as set forth below) computed in the manner and as of the time and date set forth in paragraph 2.2; and (b) to assume the liabilities of the Acquired Fund as described in paragraph 1.3. Such transactions shall take place at the closing (the “Closing”) provided for in paragraph 3.1.

The classes of shares of the Acquiring Fund correspond to the classes of shares of the Acquired Fund as follows: Class A shares of the Acquiring Fund correspond to Class A shares of the Acquired Fund; Class B shares of the Acquiring Fund correspond to Class B shares of the Acquired Fund; and Class C shares of the Acquiring Fund correspond to Class C shares of the Acquired Fund.

1.2 ASSETS TO BE ACQUIRED. The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all property owned by the Acquired Fund, including, without limitation, all cash, securities, commodities, interests in futures and other financial instruments, claims (whether absolute or contingent, known or unknown), receivables (including dividends, interest, principal, subscriptions and other receivables), goodwill and other intangible property, all books and records belonging to the Acquired Fund, any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Closing Date, and all interests, rights, privileges and powers, other than cash in an amount necessary to pay dividends and distributions as provided in paragraph 7.3 and other than the Acquired Fund’s rights under this Agreement (the “Assets”).

The Acquired Fund will, within 7 days prior to the Closing Date, furnish the Acquiring Fund with (a) a list of the Acquired Fund’s portfolio securities and other investments and (b) a list of the Acquired Fund’s “historic business assets,” which are defined for this purpose as (i) those assets that were acquired by the Acquired Fund prior to the date of the approval of the Reorganization by the Board of Directors of the Corporation, and (ii) those assets that were acquired subsequent to such Board approval but in accordance with the Acquired Fund’s investment objectives and not with a view to, or in anticipation or as part of, the Reorganization. The Acquiring Fund will, within 3 days prior to the Closing Date, furnish the Acquired Fund with a list of the securities and other instruments, if any, on the Acquired Fund’s list referred to above that do not conform to the Acquiring Fund’s investment objectives, policies and restrictions. If requested by the Acquiring Fund, the Acquired Fund will dispose of securities and other instruments on the Acquiring Fund’s list before the Closing Date. In addition, if it is determined that the portfolios of the Acquired Fund and the Acquiring Fund when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Acquired Fund, if requested by the Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. After the Acquired Fund furnishes the Acquiring Fund with the list described above, the Acquired Fund will not, without the prior approval of the Acquiring Fund, acquire any additional securities other than securities which the Acquiring Fund is permitted to purchase, pursuant to its investment objective and policies or otherwise (taking into consideration its own portfolio composition as of such date). Notwithstanding the foregoing, nothing herein will permit or require the Acquired Fund to dispose of any portfolio securities or other investments, if, in the reasonable judgment of the Board of Directors of the Corporation or AIG SunAmerica Asset Management Corporation, each Fund’s investment adviser (the “Adviser”), such disposition would adversely affect the tax-free nature of the Reorganization for federal income tax purposes or would otherwise not be in the best interests of the Acquired Fund.

1.3 LIABILITIES TO BE ASSUMED. The Acquired Fund will endeavor to identify and discharge, to the extent practicable, all of its liabilities and obligations, including all liabilities relating to operations, before the Closing Date. The Acquiring Fund shall assume all liabilities of, allocated or attributable to, the Acquired Fund, whether known or unknown, accrued or unaccrued, absolute or contingent or conditional or unmatured (the “Assumed Liabilities”).

1.4 STATE FILINGS. Prior to the Closing Date, the Trust, on behalf of the Acquiring Fund, shall make any filings with the Commonwealth of Massachusetts that are required under the laws of the Commonwealth of Massachusetts to be made prior to the Closing Date. Prior to the Closing Date, the Corporation, on behalf of the Acquired Fund, shall make any filings with the State of Maryland that are required under the laws of the State of Maryland to be made prior to the Closing Date.

1.5 LIQUIDATION AND DISTRIBUTION. On or as soon as practicable after the Closing Date, the Acquired Fund will distribute in complete liquidation of the Acquired Fund, pro rata to its shareholders of record, determined as of the close of business on the Closing Date (the “Acquired Fund Shareholders”), all of the Acquiring Fund Shares received by the Acquired Fund. Upon completion of the distribution of all of the Acquiring Fund Shares in accordance with the prior sentence, the Acquired Fund will thereupon proceed to liquidate and terminate as set forth in paragraph 1.9 below. Such distribution will be accomplished by the transfer on the books of the Trust of Acquiring Fund Shares credited to the account of the Acquired Fund to open accounts on the share records of the Acquiring Fund in the name of the Acquired Fund Shareholders, and representing the respective pro rata number of each class of Acquiring Fund Shares due Acquired Fund Shareholders holding the corresponding class of the Acquired Fund’s shares. All issued and outstanding shares of the Acquired Fund will, simultaneously with the liquidation, be cancelled on the books of the Acquired Fund and will be null and void. The Trust shall not issue certificates representing Acquiring Fund Shares in connection with such transfer.

1.6 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent.

1.7 TRANSFER TAXES. Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund shares on the books of the Corporation as of that time shall, as a condition of such transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.8 REPORTING RESPONSIBILITY. Any reporting responsibility of the Acquired Fund, including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund, or the Corporation on behalf of the Acquired Fund.

1.9 TERMINATION. The Acquired Fund shall be terminated as a series of the Corporation promptly following all distributions made pursuant to paragraph 1.5 in accordance with the laws of the State of Maryland and the federal securities laws.

1.10 BOOKS AND RECORDS. Immediately after the Closing Date, the share transfer books relating to the Acquired Fund shall be closed and no transfer of shares shall thereafter be made on such books. All books and records relating to the Acquired Fund, including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder transferred to the Acquiring Fund, shall be made available to the Acquiring Fund from and after the Closing Date at the Acquiring Fund’s cost of producing such books and records until at least the date through which such books and records must be maintained under applicable law.

1.11 ACTION BY TRUST OR CORPORATION. The Trust and the Corporation shall take all actions expressed herein as being the obligations of the Trust or Corporation, as applicable, on behalf of the Acquiring Fund or the Acquired Fund, respectively.

ARTICLE II

VALUATION

2.1 VALUATION OF ASSETS. The gross value of the Assets to be acquired by the Acquiring Fund hereunder shall be the gross value of such Assets as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the business day immediately proceeding Closing Date (the “Valuation Time”), after the payment of the dividends pursuant to Section 7.3, using the Trust’s valuation procedures or such other valuation procedures as shall be mutually agreed upon by the parties.

2.2 VALUATION OF SHARES. The net asset value per share of each class of the Acquiring Fund Shares shall be the net asset value per share for that class computed at the Valuation Time, using the Trust’s valuation procedures or such other valuation procedures as shall be mutually agreed upon by the parties.

ARTICLE III

CLOSING AND CLOSING DATE

3.1 CLOSING DATE. Subject to the terms and conditions set forth herein, the Closing shall occur on [            ], 2008, or such other date and time as the parties may agree to in writing (the “Closing Date”). Unless otherwise provided, all acts taking place at the Closing shall be deemed to take place as of immediately prior to the commencement of business on the Closing Date. The Closing shall be held at the offices of the Adviser, or at such other time and/or place as the parties may agree.

3.2 CUSTODIAN’S CERTIFICATE. The Acquired Fund shall instruct its custodian, State Street Bank and Trust Company (“SSB&T” or the “Custodian”), to deliver at the Closing a certificate of an authorized officer stating that: (a) the Assets have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Acquired Fund. The Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the Custodian to the custodian for the Acquiring Fund, SSB&T, for examination no later than five (5) business days preceding the Closing Date and transferred and delivered by the Acquired Fund as of the Closing Date for the account of the Acquiring Fund, duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof free and clear of all liens, encumbrances and claims whatsoever, in accordance with the custom of brokers. The Acquired Fund’s securities and instruments deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) or other permitted counterparties or a futures commission merchant (as defined in Rule 17f-6 under the 1940 Act) shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and futures commission merchants and the Custodian. The cash to be transferred by the Acquired Fund shall be transferred and delivered by the Acquired Fund as of the Closing Date for the account of the Acquiring Fund.

3.3 EFFECT OF SUSPENSION IN TRADING. In the event that, on the Closing Date, either: (a) the NYSE or another primary exchange on which the portfolio securities of the Acquiring Fund or the Acquired Fund are purchased or sold shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Closing shall be postponed until the first business day after the day when trading is fully resumed and reporting is restored or such other date as the parties may agree to.

3.4 TRANSFER AGENT’S CERTIFICATE. The Acquired Fund shall instruct its transfer agent, SSB&T, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders as of the Closing Date, and the number and percentage ownership (to four decimal places) of outstanding shares owned by Acquired Fund Shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver, or instruct its transfer agent to issue and deliver, a confirmation evidencing Acquiring Fund Shares to be credited on the Closing Date to the Acquired Fund, or provide evidence reasonably satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the relevant Acquired Fund’s account on the books of the Acquiring Fund.

3.5 DELIVERY OF ADDITIONAL ITEMS. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, assumptions of liabilities, receipts and other documents, if any, as such other party or its counsel may reasonably request.

3.6 FAILURE TO DELIVER ASSETS. If the Acquired Fund is unable to make delivery pursuant to paragraph 3.2 hereof to the Acquiring Fund’s custodian of any of the Assets of the Acquired Fund for the reason that any of such Assets have not yet been delivered to it by the Acquired Fund’s broker, dealer or other counterparty, then, in lieu of such delivery, the Acquired Fund shall deliver, with respect to said Assets, executed copies of an agreement of assignment and due bills executed on behalf of said broker, dealer or other counterparty, together with such other documents as may be required by the Acquiring Fund or its custodian, including brokers’ confirmation slips.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1 REPRESENTATIONS OF THE ACQUIRED FUND. The Corporation, on behalf of the Acquired Fund, represents and warrants to the Acquiring Fund as follows:

(a) The Corporation is a corporation that is duly organized, validly existing and in good standing under laws of the State of Maryland. The Acquired Fund is a legally designated, separate series of the Corporation. The Corporation is duly authorized to transact business in the State of Maryland and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquired Fund. The Corporation, on behalf of the Acquired Fund, has all material federal, state and local authorizations necessary to own all of the properties and the Assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquired Fund.

(b) The Corporation is registered as an open-end management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect. The Corporation is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder with respect to the Acquired Fund.

(c) The Registration Statement on Form N-14 and the Combined Prospectus/Proxy Statement contained therein as so amended or supplemented (the “N-14 Registration Statement”), as of the effective date of the N-14 Registration Statement and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Corporation and the Acquired Fund, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to the Corporation and the Acquired Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Any written information furnished by the Corporation with respect to itself and the Acquired Fund for use in the N-14 Registration Statement or any other materials provided in connection with the Reorganization, as of the effective date of the N-14 Registration Statement and at all times subsequent thereto up to and including the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(d) The Acquired Fund’s prospectus, statement of additional information and shareholder reports, each to the extent included or incorporated by reference in the N-14 Registration Statement, are accurate and complete in all material respects and comply in all material respects with federal securities and other laws and regulations, and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances in which such statements were made, not misleading.

(e) The Acquired Fund is not in violation of, and the execution, delivery and performance of this Agreement in accordance with its terms by the Corporation, on behalf of the Acquired Fund, will not result in the violation of Maryland law or any provision of the Corporation’s articles of incorporation or by-laws or of any material agreement, indenture, note, mortgage, instrument, contract, lease or other undertaking to which the Corporation (with respect to the Acquired Fund) or the Acquired Fund is a party or by which it is bound, nor will the execution, delivery and performance of this Agreement by the Corporation, on behalf of the Acquired Fund, result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which the Corporation (with respect to the Acquired Fund) or the Acquired Fund is a party or by which it is bound.

(f) The Corporation, on behalf of the Acquired Fund, has no material contracts, agreements or other commitments that will not be terminated without liability to it before the Closing Date, other than liabilities, if any, to be discharged prior to the Closing Date or that are Assumed Liabilities.

(g) No litigation, claims, actions, suits, proceeding or investigation of or before any court or governmental body is pending or to the Corporation’s knowledge threatened against the Acquired Fund or any of its properties or Assets which, if adversely determined, would materially and adversely affect the Corporation or the Acquired Fund’s financial condition, the conduct of its business or which would prevent or hinder the ability of the Acquired Fund to carry out the transactions contemplated by this Agreement. The Acquired Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(h) The audited financial statements of the Acquired Fund as of October 31, 2007, the most recent fiscal year ended, have been prepared in accordance with accounting principles generally accepted in the United States of America consistently applied and have been audited by PricewaterhouseCoopers LLP, and such statements (true and complete copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition and the results of operations of the Acquired Fund as of such date and the results of operations and changes in net assets for the periods indicated, and there are no liabilities of the Acquired Fund whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements.

(i) There have been no changes in the financial position of the Acquired Fund as reflected in the audited financial statements for the fiscal year ended October 31, 2007, other than those occurring in the ordinary course of business consistent with past practice in connection with the purchase and sale of portfolio assets, the issuance and redemption of Acquired Fund shares and the payment of normal operating expenses, dividends and capital gains distributions. Since the date of the financial statements referred to in paragraph 4.1(h) above, there has been no material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business, results of operations or the manner of conducting business of the Acquired Fund, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted in writing by the Acquiring Fund. For the purposes of this paragraph 4.1(i), a decline in the net asset value of the Acquired Fund due to declines in the value of the Acquired Fund’s assets, the discharge of the Acquired Fund’s liabilities or the redemption of the Acquired Fund’s shares by an Acquired Fund’s Shareholders shall not constitute a material adverse change.

(j) Since October 31, 2007 there has not been: (i) any change in the business, results of operations, assets or financial condition or the manner of conducting the business of the Acquired Fund other than changes in the ordinary course of its business, or any pending or threatened litigation, which has had or may have a material adverse effect on such business, results of operations, assets or financial condition; (ii) issued any option to purchase or other right to acquire shares of the Acquired Fund granted by or on behalf of the Acquired Fund to any person other than subscriptions to purchase shares at net asset value in accordance with the terms in the prospectus for the Acquired Fund; (iii) any entering into, amendment or termination of any contract or agreement by or on behalf of the Acquired Fund, except as otherwise contemplated by this Agreement; (iv) any indebtedness incurred, other than in the ordinary course of business, by or on behalf of the Acquired Fund for borrowed money or any commitment to borrow money by or on behalf of the Acquired Fund; (v) any amendment of the Corporation’s organizational documents in a manner materially affecting the Acquired Fund; and (vi) any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business with respect to covered options) upon any asset of the Acquired Fund other than a lien for taxes not yet due and payable.

(k) As of the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to be filed have or shall have been timely and duly filed by such dates (including any extensions) and are or will be correct in all material respects, and all federal and other taxes required to be paid pursuant to such returns and reports have been paid. To the best of the Acquired Fund’s knowledge after reasonable investigation, no such return is currently under audit or examination, and no assessment or deficiency has been asserted with respect to any such returns.

(l) The Corporation has authorized shares of common stock allocated to the Acquired Fund consisting of 100,000,000 of shares having a par value of $0.0001 per share, of which it is authorized to issue 25,000,000 of shares of each of Class A, Class B and Class C shares for the Acquired Fund. All issued and outstanding shares of common stock of the Acquired Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the Securities Act of 1933, as amended (the “1933 Act”) or an exemption there from and applicable state securities laws and are, and on the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and nonassessable, and are not subject to preemptive or dissenter’s rights. All of the issued and outstanding shares of the Acquired Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the Acquired Fund’s transfer agent as provided in paragraph 3.4. The Acquired Fund has no outstanding options, warrants or other rights to subscribe for or purchase any of the Acquired Fund shares and has no outstanding securities convertible into any Acquired Fund shares.

(m) At the Closing Date, the Corporation, on behalf of the Acquired Fund, will have good and marketable title to the Assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2, and full right, power and authority to sell, assign, transfer and deliver such Assets hereunder, free of any lien or other encumbrance, except those liens or encumbrances as to which the Acquiring Fund has received notice and which have been taken into account in the net asset valuation of the Acquired Fund, and, upon delivery of the Assets and the filing of any documents that may be required under Maryland state law, the Acquiring Fund will acquire good and marketable title to the Assets, subject to no restrictions on their full transfer, other than such restrictions as might arise under the 1933 Act, and other than as disclosed to and accepted in writing by the Acquiring Fund.

(n) The Corporation, on behalf of the Acquired Fund, has the power to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and consummation of the transactions contemplated herein have been duly authorized by all necessary action on the part of the Directors of the Corporation. Subject to approval by Acquired Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Corporation and the Acquired Fund, enforceable in accordance with its terms and no other corporate action or proceedings by the Acquired Fund are necessary to authorize this Agreement and the transactions contemplated herein, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(o) The information to be furnished by the Acquired Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

(p) The Acquired Fund has elected to qualify and has qualified as a “regulated investment company” under the Code (a “RIC”) as of and since its first taxable year; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; qualifies and will continue to qualify as a RIC under the Code for its taxable year ending upon its liquidation; and has satisfied the distribution requirements imposed by the Code for each of its taxable years.

(q) Except for the N-14 Registration Statement and the approval of this Agreement by the Acquired Fund Shareholders, no consent, approval, authorization or order under any federal or state law or of any court or governmental authority is required for the consummation by the Corporation, on behalf of the Acquired Fund, of the transactions contemplated herein. No consent of or notice to any third party or entity other than the Acquired Fund Shareholders as described in paragraph 4.1(r) is required for the consummation by the Corporation, on behalf of the Acquired Fund, of the transactions contemplated by this Agreement.

(r) The Acquired Fund has called a special meeting of the Acquired Fund Shareholders to consider and act upon this Agreement (or transactions contemplated hereby) and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein. Such meeting shall be scheduled for no later than February 5, 2009 (or such other date as the parties may agree to in writing).

4.2 REPRESENTATIONS OF THE ACQUIRING FUND. The Trust, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund, as follows:

(a) The Trust is a business trust duly organized under the laws of the Commonwealth of Massachusetts. The Acquiring Fund is a legally designated, separate series of the Trust. The Trust is duly authorized to transact business in the Commonwealth of Massachusetts and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquiring Fund. The Trust, on behalf of the Acquiring Fund, has all material federal, state and local authorizations necessary to own all of its properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Fund.

(b) The Trust is registered as an open-end management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect. The Trust is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder.

(c) The N-14 Registration Statement as of its effective date and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Trust and the Acquiring Fund, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to the Trust and the Acquiring Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representations and warranties in this paragraph 4.2 apply to statements or omissions made in reliance upon and in conformity with written information concerning the Corporation and the Acquired Fund furnished to the Acquiring Fund by the Corporation or the Acquired Fund. From the effective date of the N-14 Registration Statement through the time of the meeting of the Acquired Fund Shareholders and on the Closing Date, any written information furnished by the Trust with respect to itself and the Acquiring Fund for use in the N-14 Registration Statement or any other materials provided in connection with the Reorganization, as of the effective date of the N-14 Registration Statement and at all times subsequent thereto up to and including the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(d) The Acquiring Fund’s prospectus, statement of additional information and shareholder reports, each to the extent included or incorporated by reference in the N-14 Registration Statement, are accurate and complete in all material respects and comply in all material respects with federal securities and other laws and regulations, and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances in which such statements were made, not misleading.

(e) The Acquiring Fund is not in violation of, and the execution, delivery and performance of this Agreement in accordance with its terms by the Trust, on behalf of the Acquiring Fund, will not result in the violation of Massachusetts law or any provision of the Trust’s declaration of trust or by-laws or of any material agreement, indenture, note, mortgage, instrument, contract, lease or other undertaking to which the Trust (with respect to the Acquiring Fund) or the Acquiring Fund is a party or by which it is bound, nor will the execution, delivery and performance of this Agreement by the Trust, on behalf of the Acquiring Fund, result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which the Trust (with respect to the Acquiring Fund) or the Acquiring Fund is a party or by which it is bound.

(f) No litigation, claims, actions, suits proceeding or investigation of or before any court or governmental body is pending or to the Trust’s knowledge threatened against the Acquiring Fund or any of its properties or its assets which, if adversely determined, would materially and adversely affect the Trust or the Acquiring Fund’s financial condition, the conduct of its business or which would prevent or hinder the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(g) The audited financial statements of the Acquiring Fund as of September 30, 2007, the most recent fiscal year ended, have been prepared in accordance with accounting principles generally accepted in the United States of America consistently applied and have been audited by Ernst & Young LLP, and such statements (true and complete copies of which have been furnished to the Acquired Fund) fairly reflect the financial condition and the results of operations of the Acquiring Fund as of such date and the results of operations and changes in net assets for the periods indicated, and there are no liabilities of the Acquiring Fund whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements.

(h) There have been no changes in the financial position of the Acquiring Fund as reflected in the audited financial statements for the fiscal year ended September 30, 2007, other than those occurring in the ordinary course of business consistent with past practice in connection with the purchase and sale of portfolio assets, the issuance and redemption of Acquiring Fund shares and the payment of normal operating expenses, dividends and capital gains distributions. Since the date of the financial statements referred to in paragraph 4.2(g) above, there has been no material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business, results of operations or the manner of conducting business of the Acquiring Fund, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted in writing by the Acquired Fund. For the purposes of this paragraph 4.2 (h), a decline in the net asset value of the Acquiring Fund due to declines in the value of Acquiring Fund’s assets, the discharge of the Acquiring Fund’s liabilities or the redemption of Acquiring Fund shares by Acquiring Fund shareholders shall not constitute a material adverse change.

(i) As of the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to be filed have or shall have been timely and duly filed by such dates (including any extensions) and are or will be correct in all material respects, and all federal and other taxes required to be paid pursuant to such returns and reports have been paid. To the best of the Acquiring Fund’s knowledge after reasonable investigation, no such return is currently under audit or examination, and no assessment or deficiency has been asserted with respect to any such returns.

(j) The Trust has authorized shares of beneficial interest allocated to the Acquiring Fund consisting of an unlimited number of shares having a par value of $0.01 per share, of which it is authorized to issue an unlimited number of shares of each of Class A, Class B and Class C shares for the Acquiring Fund. All issued and outstanding shares of beneficial interest of the Acquiring Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act or an exemption there from and applicable state securities laws and are, and on the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and nonassessable, and are not subject to preemptive or dissenter’s rights (recognizing that, under Massachusetts law, Acquiring Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund). The Acquiring Fund has no outstanding options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund’s shares and has no outstanding securities convertible into any of the Acquiring Fund’s shares.

(k) The Trust, on behalf of the Acquiring Fund, has the power to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and consummation of the transactions contemplated herein have been duly authorized by all necessary action on the part of the Trustees of the Trust. This Agreement constitutes a valid and binding obligation of the Trust and the Acquiring Fund, enforceable in accordance with its terms and no other corporate action or proceedings by the Acquiring Fund are necessary to authorize this Agreement and the transactions contemplated herein, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(l) The Acquiring Fund Shares to be issued and delivered to the Acquired Fund for the account of the Acquired Fund Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized. When so issued and delivered, the Acquiring Fund Shares will be duly and validly issued and will be fully paid and nonassessable (recognizing that, under Massachusetts law, shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund).

(m) The information to be furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

(n) The Acquiring Fund has elected to qualify and has qualified as a RIC as of and since its first taxable year; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; qualifies and will continue to qualify as a RIC under the Code through the Closing Date and thereafter; and has satisfied the distribution requirements imposed by the Code for each of its taxable years and expects to continue to satisfy them.

(o) Except for the N-14 Registration Statement, no consent, approval, authorization or order under any federal or state law or of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein. No consent of or notice to any third party or entity is required for the consummation by the Trust, on behalf of the Acquiring Fund, of the transactions contemplated by this Agreement.

ARTICLE V

COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

5.1 OPERATION IN ORDINARY COURSE. Subject to paragraph 7.3, each of the Acquiring Fund and the Acquired Fund will operate its business in the ordinary course of business between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends and shareholder purchases and redemptions. No party shall take any action that would, or would reasonably be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect.

5.2 The Acquired Fund will prepare and deliver to the Acquiring Fund on the second business day prior to the Closing Date a statement of the assets and liabilities of the Acquired Fund as of such date for review and agreement by the parties to determine that the Assets and Assumed Liabilities of the Acquired Fund are being correctly determined in accordance with the terms of this Agreement. The Acquired Fund will deliver at the Closing (1) an updated statement of Assets and Assumed Liabilities of the Acquired Fund and (2) a list of the Acquired Fund’s portfolio showing the tax costs of each of its Assets by lot and the holding periods of such Assets, each of (1) and (2) as of the Closing Date, and certified by the Treasurer of the Corporation.

5.3 ACCESS TO BOOKS AND RECORDS. Upon reasonable notice, the Acquired Fund shall make available to the Trust’s officers and agents, on behalf of the Acquiring Fund, all books and records of the Acquired Fund.

5.4 ADDITIONAL INFORMATION. The Corporation and the Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund’s shares.

5.5 CONTRACT TERMINATION. The Corporation, on behalf of the Acquired Fund, will terminate all agreements to which it is a party, on behalf of the Acquired Fund (other than this Agreement), effective as of the Closing Date without any liability not paid prior to the Closing Date other than as accrued as part of the Assumed Liabilities.

5.6 FURTHER ACTION. Subject to the provisions of this Agreement, the Trust, on behalf of the Acquiring Fund, and the Corporation, on behalf of the Acquired Fund, will take or cause to be taken all action and do or cause to be done all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date. In particular, the Corporation, on behalf of the Acquired Fund, covenants that it will, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund’s title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

5.7 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within thirty (30) days after the Closing Date, the Corporation shall furnish to the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes, as well as any capital loss carryovers and items that the Acquiring Fund will succeed to and take into account as a result of Section 381 of the Code, and which will be certified by the Treasurer of the Corporation.

5.8 UNAUDITED FINANCIAL STATEMENTS. The Corporation shall furnish to the Acquiring Fund within five (5) business days after the Closing Date, an unaudited statement of the Acquired Fund’s assets and liabilities, portfolio of investments and the related statements of operations and changes in net assets as of and for the interim period ending on the Closing Date; such financial statements will represent fairly the financial position of the Acquired Fund as of the date thereof and the portfolio of investments, the results of operations and changes in net assets indicated in conformity with generally accepted accounting principles applied on a consistent basis and such financial statements shall be certified by the Treasurer of the Corporation as complying with the requirements hereof.

5.9 PREPARATION OF N-14 REGISTRATION STATEMENT. The Trust, on behalf of the Acquiring Fund, will prepare and file with the Commission the N-14 Registration Statement relating to the Acquiring Fund

Shares to be issued to the Acquired Fund Shareholders. The N-14 Registration Statement shall include a notice to Acquired Fund Shareholders, a Combined Prospectus/Proxy Statement and other materials relating to the transactions contemplated by this Agreement. At the time the N-14 Registration Statement becomes effective, at the time of the Acquired Fund Shareholders meeting and at the Closing Date, the N-14 Registration Statement shall be in compliance in all material respects with the 1933 Act, the Securities Exchange Act of 1934 and the 1940 Act, as applicable. Each party will provide the materials and information necessary to prepare the N-14 Registration Statement, for inclusion therein, in connection with the meeting of the Acquired Fund Shareholders to consider the approval of this Agreement and the transactions contemplated herein, including in the case of the Acquired Fund any special interim financial information necessary for inclusion therein. If at any time prior to the Closing Date a party becomes aware of any untrue statement of material fact or omission to state a material fact required to be stated therein or necessary to make the statements made not misleading in light of the circumstances under which they were made, the party discovering the item shall notify the other parties and the parties shall cooperate in promptly preparing, filing and clearing the Commission and, if appropriate, distributing to the Acquired Fund Shareholders appropriate disclosure with respect to the item.

5.10 TAX STATUS OF REORGANIZATION. The intention of the parties is that the transaction contemplated by this Agreement will qualify as a reorganization within the meaning of Section 368(a) of the Code. Willkie Farr & Gallagher LLP, counsel to each of the Corporation and the Trust, will render an opinion on these matters. None of the Trust, the Corporation, the Acquiring Fund nor the Acquired Fund shall take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Trust, the Corporation, the Acquiring Fund and the Acquired Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Willkie Farr & Gallagher LLP, counsel to each of the Corporation and the Trust, to render the tax opinion required herein (including, without limitation, each party’s execution of representations reasonably requested by and addressed to Willkie Farr & Gallagher LLP).

5.11 REASONABLE BEST EFFORTS. Each of the Trust, the Corporation, the Acquiring Fund and the Acquired Fund shall use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement.

5.12 AUTHORIZATIONS. The Trust, on behalf of the Acquiring Fund, agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and any state blue sky or securities laws as it may deem appropriate in order to operate in the normal course of business after the Closing Date.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Trust, on behalf of the Acquiring Fund, of all the obligations to be performed by the Trust, on behalf of the Acquiring Fund, pursuant to this Agreement on or before the Closing Date and, in addition, subject to the following conditions:

6.1 All representations, covenants and warranties of the Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. The Trust shall have delivered to the Acquired Fund a certificate executed by the Trust’s President or a Vice President and its Treasurer or Secretary, in form and substance satisfactory to the Acquired Fund and dated as of the Closing Date, to such effect and as to such other matters with respect to the Acquiring Fund as the Acquired Fund shall reasonably request. The

Acquired Fund shall have received certified copies of the resolutions adopted by the Board of Trustees, with respect to the Acquiring Fund, approving this Agreement and the transactions contemplated herein.

6.2 The Corporation shall have received on the Closing Date an opinion of Bingham McCutchen LLP, as special Massachusetts counsel, dated as of the Closing Date, in a form reasonably satisfactory to the Corporation and the Acquired Fund, covering the following points with such assumptions, exceptions and limitations as are customary in opinions of this sort:

(a) The Trust is a business trust validly existing under the applicable laws of the Commonwealth of Massachusetts.

(b) The Trust, on behalf of the Acquiring Fund, has the power and authority to execute, deliver and perform all of the obligations under the Agreement of the Trust, on behalf of the Acquiring Fund, under the applicable laws of the Commonwealth of Massachusetts. The execution and delivery of the Agreement and the consummation by the Trust, on behalf of the Acquiring Fund, of the transactions contemplated thereby have been duly authorized by all requisite action on the part of the Trust, on behalf of the Acquiring Fund, under the applicable laws of the Commonwealth of Massachusetts.

(c) The Agreement has been duly executed and delivered by the Trust, on behalf of the Acquiring Fund, under the applicable laws of the Commonwealth of Massachusetts and constitutes the valid and binding obligation of the Trust, on behalf of the Acquiring Fund, enforceable against the Acquiring Fund in accordance with its terms under the applicable laws of the Commonwealth of Massachusetts.

(d) The execution and delivery by the Trust, on behalf of the Acquiring Fund, of the Agreement and the performance of its obligations under the Agreement do not conflict with the declaration of trust or the by-laws of the Trust.

(e) Neither the execution, delivery nor performance by the Trust, on behalf of the Acquiring Fund, of the Agreement nor the compliance by the Trust, on behalf of the Acquiring Fund, with the terms and provisions thereof will contravene any provision of any applicable law of the Commonwealth of Massachusetts.

6.3 The Corporation shall have received on the Closing Date an opinion of Willkie Farr & Gallagher LLP, dated as of the Closing Date, in a form reasonably satisfactory to the Corporation and the Acquired Fund, covering the following points with such assumptions, exceptions and limitations as are customary in opinions of this sort:

(a) The Trust is registered as an open-end management investment company under the 1940 Act.

(b) Neither the execution, delivery nor performance by the Trust of the Agreement nor the compliance by the Acquiring Fund with the terms and provisions thereof will contravene any provision of applicable federal law of the United States of America.

(c) No governmental approval, which has not been obtained and is not in full force and effect, is required to authorize, or is required in connection with, the execution or delivery of the Agreement by the Trust, on behalf of the Acquiring Fund, or the enforceability of the Agreement against the Trust and the Acquiring Fund.

In giving their opinion, Willkie Farr & Gallagher LLP may state that they are relying on the opinion of Bingham McCutchen LLP as to matters of Massachusetts law.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Corporation, on behalf of the Acquired Fund, of all the obligations to be performed by the Corporation, on behalf of the Acquired Fund, pursuant to this Agreement on or before the Closing Date and, in addition, shall be subject to the following conditions:

7.1 All representations, covenants and warranties of the Corporation, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. The Corporation shall have delivered to the Acquiring Fund on the Closing Date a certificate executed by the Corporation’s President or a Vice President and the Treasurer or Secretary, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters with respect to the Acquired Fund as the Acquiring Fund shall reasonably request. The Acquiring Fund shall have received certified copies of the resolutions adopted by the Board of Directors, with respect to the Acquired Fund, approving this Agreement and the transactions contemplated herein.

7.2 The Acquired Fund shall have delivered to the Acquiring Fund (1) a statement as of the Closing Date of the Acquired Fund’s Assets and Assumed Liabilities, in accordance with paragraph 5.2, and (2) a list of the Acquired Fund’s portfolio showing the tax costs of each of its assets by lot and the holding periods of such assets, as of the Closing Date, certified by the Treasurer of the Corporation.

7.3 Except to the extent prohibited by Rule 19b-1 under the 1940 Act, prior to the valuation of the Assets on the Closing Date, the Acquired Fund shall have declared a dividend or dividends, with a record and ex-dividend date prior to the valuation of the Assets, which, together with all previous dividends, shall have the effect of distributing to the Acquired Fund Shareholders all of its investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any capital loss carry forward).

7.4 The Trust shall have received on the Closing Date an opinion of Venable LLP, as special Maryland counsel, dated as of the Closing Date, in a form reasonably satisfactory to the Trust and the Acquiring Fund, covering the following points with such assumptions, exceptions and limitations as are customary in opinions of this sort:

(a) The Corporation is a corporation validly existing under the applicable laws of the State of Maryland.

(b) The Corporation, on behalf of the Acquired Fund, has the power and authority to execute, deliver and perform all of the obligations under the Agreement of the Corporation, on behalf of the Acquired Fund, under the applicable laws of the State of Maryland. The execution and delivery of the Agreement and the consummation by the Corporation, on behalf of the Acquired Fund, of the transactions contemplated thereby have been duly authorized by all requisite action on the part of the Corporation, on behalf of the Acquired Fund, under the applicable laws of the State of Maryland.

(c) The Agreement has been duly executed and delivered by the Corporation, on behalf of the Acquired Fund, under the applicable laws of the State of Maryland and constitutes the valid and binding obligation of the Corporation, on behalf of the Acquired Fund, enforceable against the Acquired Fund in accordance with its terms under the applicable laws of the State of Maryland.

(d) The execution and delivery by the Corporation, on behalf of the Acquired Fund, of the Agreement and the performance of the obligations under the Agreement do not conflict with the articles of incorporation or the by-laws of the Corporation.

(e) Neither the execution, delivery nor performance by the Corporation, on behalf of the Acquired Fund, of the Agreement nor its compliance by the Corporation, on behalf of the Acquired Fund, with the terms and provisions thereof will contravene any provision of any applicable law of the State of Maryland.

7.5 The Trust shall have received on the Closing Date an opinion of Willkie Farr & Gallagher LLP, dated as of the Closing Date, in a form reasonably satisfactory to the Trust and the Acquiring Fund, covering the following points with such assumptions, exceptions and limitations as are customary in opinions of this sort:

(a) The Corporation is registered as an open-end management investment company under the 1940 Act.

(b) Neither the execution, delivery nor performance by the Corporation of the Agreement nor the compliance by the Acquired Fund with the terms and provisions thereof will contravene any provision of applicable federal law of the United States of America.

(c) No governmental approval, which has not been obtained and is not in full force and effect, is required to authorize, or is required in connection with, the execution or delivery of the Agreement by the Corporation, on behalf of the Acquired Fund, or the enforceability of the Agreement against the Corporation and the Acquired Fund.

In giving their opinion, Willkie Farr & Gallagher LLP may state that they are relying on the opinion of Venable LLP as to matters of Maryland law.

7.6 As of the Closing Date, there shall have been no material change in the investment objective, policies and restrictions nor any material increase in the investment management fees, fee levels payable pursuant to any 12b-1 plan or distribution or shareholder servicing plan or agreement, other fees payable for services provided to the Acquired Fund, or sales loads of the Acquired Fund nor any material reduction in the fee waiver or expense reduction undertakings from those described in the N-14 Registration Statement.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH OF THE TRUST, THE CORPORATION, THE ACQUIRING FUND AND THE ACQUIRED FUND

If any of the conditions set forth below shall not have been satisfied on or before the Closing Date or shall not remain satisfied with respect to the Trust or the Corporation, the Acquiring Fund or the Acquired Fund, as applicable, shall, at its option, not be required to consummate the transactions contemplated by this Agreement; if any of the conditions set forth below shall not have been satisfied on or before the Closing Date or shall not remain satisfied with respect to the Acquired Fund, the Acquiring Fund shall, at its option, not be required to consummate the transactions contemplated by this Agreement with respect to the Acquired Fund:

8.1 This Agreement and the transactions contemplated herein, with respect to the Acquired Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Corporation’s articles of incorporation and by-laws, applicable Maryland law and the 1940 Act. Evidence of such approval shall have been delivered to the Acquiring Fund, in such form as shall be reasonably acceptable to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Trust, the Corporation, the Acquiring Fund nor the Acquired Fund may waive the condition set forth in this paragraph 8.1.

8.2 The Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act.

8.3 All third party consents and all consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary “no-action” positions and exemptive orders from such federal authorities) in each case required to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not reasonably be expected to have a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that any party hereto may waive any such conditions for itself.

8.4 The N-14 Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act. The registration statement of the Trust, with respect to the Acquiring Fund, on Form N-1A under the 1940 Act covering the sale of shares of the Acquiring Fund shall be effective and no stop orders suspending the effectiveness thereof shall have been issued.

8.5 As of the Closing Date, there shall be no pending litigation brought by any person against the Trust, the Corporation, the Acquiring Fund or the Acquired Fund, or the Adviser, Trustees, Directors or officers of the foregoing, arising out of, or seeking to prevent completion of the transactions contemplated by, this Agreement. Furthermore, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.6 Each of the Trust and the Corporation shall have received an opinion of Willkie Farr & Gallagher LLP, counsel to each of the Corporation and the Trust, substantially to the effect that, based on certain facts, assumptions and representations of the parties, for federal income tax purposes:

(a) the transfer of all of the Assets solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Assumed Liabilities of the Acquired Fund followed by the distribution of Acquiring Fund Shares to the Acquired Fund Shareholders in complete liquidation of the Acquired Fund will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Acquired Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(b) no gain or loss will be recognized by the Acquiring Fund upon the receipt of all of the Assets solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Assumed Liabilities of the Acquired Fund;

(c) no gain or loss will be recognized by the Acquired Fund upon the transfer of the Assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Assumed Liabilities of the Acquired Fund or upon the distribution (whether actual or constructive) of Acquiring Fund Shares to the Acquired Fund Shareholders in exchange for such shareholders’ shares of the Acquired Fund in liquidation of the Acquired Fund;

(d) no gain or loss will be recognized by the Acquired Fund Shareholders upon the exchange of their Acquired Fund shares solely for Acquiring Fund Shares in the Reorganization;

(e) the tax basis of Acquiring Fund Shares received by the Acquired Fund Shareholder pursuant to the Reorganization (including any fractional share) will be the same as the tax basis of the Acquired Fund shares exchanged therefor by such shareholder;

(f) the holding period of Acquiring Fund Shares to be received by the Acquired Fund Shareholders pursuant to the Reorganization (including any fractional share) will include the period during which the Acquired Fund shares exchanged therefor were held by such shareholder, provided the Acquired Fund shares are held as capital assets at the time of the Reorganization;

(g) the tax basis of the Assets acquired by the Acquiring Fund will be the same as the tax basis of such Assets to the Acquired Fund immediately before the Reorganization;

(h) the holding period of the Assets in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund;

Such opinion shall be based on customary assumptions and such representations as Willkie Farr & Gallagher LLP may reasonably request, and the Trust, on behalf of the Acquiring Fund, and the Corporation, on behalf of the Acquired Fund, will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither the Trust, on behalf of the Acquiring Fund nor the Corporation, on behalf of the Acquired Fund, may waive the condition set forth in this paragraph 8.6.

ARTICLE IX

EXPENSES

Except as otherwise expressly provided in this Agreement, the Adviser shall bear the direct and indirect expenses incurred by the Trust, the Corporation, the Acquiring Fund and the Acquired Fund, each in connection with the transactions contemplated by the provisions of this Agreement, including all direct and indirect expenses and out-of-pocket costs but not any transaction costs incurred pursuant to paragraph 1.2 hereof or any transaction costs incurred in connection with the sale of any of the Acquired Fund’s portfolio securities after the Closing Date.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1 No party has made to the other party any representation, warranty and/or covenant not set forth herein in connection with the subject matters covered hereby and this Agreement constitutes the entire agreement between the parties with respect thereto.

10.2 The representations and warranties of the parties hereto set forth in this Agreement shall not survive the consummation of the transactions contemplated herein.

ARTICLE XI

TERMINATION

11.1 This Agreement may be terminated by the Trust, on behalf of the Acquiring Fund or by the Corporation, on behalf of the Acquired Fund. In addition, the Trust, on behalf of the Acquiring Fund, or the Corporation, on behalf of the Acquired Fund, may at its option terminate this Agreement at or before the Closing Date due to:

(a) a material breach of any representation, warranty or agreement contained herein to be performed at or before the Closing Date, if not cured within 30 days; or

(b) a condition herein expressed to be precedent to the obligations of the terminating party or both parties that has not been met if it reasonably appears that it will not or cannot be met.

11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Trust or the Board of Trustees, the Corporation or the Board of Directors, or officers, to any other party. In the event of willful default, all remedies at law or in equity of the party adversely affected shall survive.

ARTICLE XII

AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be agreed upon in writing by the officers of the Trust and the Corporation as specifically authorized by the Board of Trustees and the Board of Directors; provided, however, that, following the meeting of the Acquired Fund Shareholders called by the Corporation, on behalf of the Acquired Fund, pursuant to paragraph 4.1(r) of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of the Acquired Fund Shareholders without their further approval.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

13.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3 This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5 A copy of the Declaration of Trust of the Trust is on file with the Secretary of State of the Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, agent or employee of the Trust shall have any personal liability under this Agreement, and that insofar as it relates to the Acquiring Fund, this Agreement is binding only upon the assets and properties of such fund.

ARTICLE XIV

NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by FedEx or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the Acquiring Fund or the Acquired Fund, Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311, Attention: John Genoy, President, or to any other address that the Acquiring Fund or the Acquired Fund shall have last designated by notice to the other party.

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

SUNAMERICA EQUITY FUNDS, on behalf of its series,

SUNAMERICA INTERNATIONAL EQUITY FUND

By:
Name:
Title:

SUNAMERICA FOCUSED SERIES, INC., on behalf of its series,

FOCUSED INTERNATIONAL EQUITY PORTFOLIO

By:
Name:
Title:

SUNAMERICA FOCUSED SERIES, INC.

Focused International Equity Portfolio

SUNAMERICA EQUITY FUNDS

SunAmerica International Equity Fund

PART B

STATEMENT OF ADDITIONAL INFORMATION

October 31, 2008

This Statement of Additional Information (the “SAI”) relates to the proposed reorganization (the “Reorganization”) of the Focused International Equity Portfolio (the “Focused International Portfolio”), a series of SunAmerica Focused Series, Inc. (the “Corporation”), a Maryland corporation, into the SunAmerica International Equity Fund (the “International Equity Fund”), a series of SunAmerica Equity Funds (the “Trust”), a Massachusetts business trust.

This SAI contains information which may be of interest to shareholders of the Focused International Portfolio relating to the Reorganization, but which is not included in the Combined Prospectus/Proxy Statement dated October 31, 2008 (the “Combined Prospectus/Proxy Statement”). As described in the Combined Prospectus/Proxy Statement, the Reorganization would involve the transfer of the assets of the Focused International Portfolio in exchange for the assumption of liabilities of the Focused International Portfolio and shares of the International Equity Fund. The Focused International Portfolio will distribute the International Equity Fund shares it receives to its shareholders in complete liquidation of the Focused International Portfolio.

This SAI is not a prospectus, and should be read in conjunction with the Combined Prospectus/Proxy Statement. The Combined Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission, and is available upon request and without charge by writing to SunAmerica International Equity Fund, Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311-4992 or by calling (800) 858-8850.

Capitalized terms used in this SAI and not otherwise defined herein have the meanings given them in the Combined Prospectus/Proxy Statement.

* The accompanying notes are an integral part of the pro forma financial statements and schedules.

1

ADDITIONAL INFORMATION ABOUT

THE FOCUSED INTERNATIONAL PORTFOLIO AND THE INTERNATIONAL EQUITY FUND

For the Focused International Portfolio: Incorporated by reference is the Statement of Additional Information in the Registration Statement on Form N-1A of the Corporation dated February 28, 2008, as supplemented, as filed with the Securities and Exchange Commission.

For the International Equity Fund: Incorporated by reference is the Statement of Additional Information in the Registration Statement on Form N-1A of the Trust dated January 28, 2008, as supplemented, as filed with the Securities and Exchange Commission.

FINANCIAL STATEMENTS

This SAI incorporates by reference (i) the Annual Report to Shareholders of the International Equity Fund for the fiscal year ended September 30, 2007, (ii) the Semi-Annual Report to Shareholders of the International Equity Fund for the fiscal period ended March 31, 2008, (iii) the Annual Report to Shareholders of the Focused International Portfolio for the fiscal year ended October 31, 2007 and (iv) the Semi-Annual Report to Shareholders of the Focused International Portfolio for the fiscal period ended April 30, 2008, each of which have been filed with the Securities and Exchange Commission (the “SEC”). Each of these reports contains historical financial information regarding the Funds. The financial statements therein, and, in the case of the Annual Reports, the report of independent accountants therein, are incorporated herein by reference.

The unaudited pro forma portfolio of investments and pro forma statement of assets and liabilities reflect financial positions as if the transaction occurred on March 31, 2008. The unaudited pro forma statement of operations reflects expenses for the twelve months ended March 31, 2008. The unaudited pro forma financial statements give effect to the proposed exchange of shares of the International Equity Fund for the assets and liabilities of the Focused International Portfolio, with the International Equity Fund being the surviving entity. The proposed transaction will be accounted for as a tax-free reorganization in accordance with accounting principles generally accepted in the United States. The historical cost basis of the investments is carried over to the surviving entity. AIG SunAmerica Asset Management Corp. (“AIG SAAMCo”) currently anticipates disposing of a portion of the holdings of the Focused International Portfolio prior to and immediately following the closing of the Reorganization based on AIG SAAMCo’s evaluation of the portfolio holdings. Consequently, transaction costs in restructuring the portfolio holdings of the Focused International Portfolio prior to the closing of the Reorganization will be borne by the Focused International Portfolio (not the International Equity Fund) and its shareholders prior to the closing of the Reorganization; however transaction costs in restructuring the portfolio holdings of the combined fund immediately following the closing of the Reorganization will be borne by the combined fund and its shareholders. AIG SAAMCo, however, has advised that these costs are not expected to have a material impact on the Focused International Portfolio or the combined fund. AIG SAAMCo also has advised that neither the Focused International Portfolio nor the combined fund will dispose of holdings in the Focused International Portfolio’s or the combined fund’s portfolio to such an extent that it would adversely affect the tax-free nature of the Reorganization for federal income tax purposes.

Unaudited pro forma financial statements are provided on the following pages.

2

FINANCIAL STATEMENTS

PRO FORMA COMBINED FUND PORTFOLIO OF INVESTMENTS

AS OF MARCH 31, 2008 (UNAUDITED)

Shares									Market Value (Note 2)
International Equity Fund	Focused International Portfolio	Pro Forma Combined	Security Description	Coupon	Maturity Date	International Equity Fund	Focused International Portfolio	Pro Forma Combined	International Equity Fund(1)	Focused International Portfolio(1)	Pro Forma Combined(1)
			COMMON STOCK			96.4%	96.8%	96.7%
			Australia			4.2%		1.1%
32,500	—	32,500	BHP Billiton, Ltd.						$1,067,800	$—	$1,067,800
738,600	—	738,600	Boart Longyear Group						1,239,706	—	1,239,706
28,600	—	28,600	CSL, Ltd.						964,736	—	964,736
47,680	—	47,680	Woolworths, Ltd.						1,266,897	—	1,266,897
			Bermuda			0.6%		0.2%
461,000	—	461,000	Nine Dragons Paper Holdings, Ltd.						377,968	—	377,968
294,000	—	294,000	Peace Mark Holdings, Ltd.						264,881	—	264,881
			Brazil			2.1%	1.8%	1.9%
39,700	—	39,700	Banco Do Brasil SA						522,863	—	522,863
—	414,640	414,640	Bovespa Holding SA						—	5,588,554	5,588,554
16,700	—	16,700	Petroleo Brasileiro SA ADR						1,705,237	—	1,705,237
			Canada			1.4%		0.4%
15,100	—	15,100	Barrick Gold Corp.						660,225	—	660,225
8,500	—	8,500	Suncor Energy, Inc.						821,555	—	821,555
			Cayman Islands			0.6%		0.2%
184,000	—	184,000	Hengan International Group Co., Ltd.						630,868	—	630,868
			China			0.8%		0.2%
498,200	—	498,200	China Coal Energy Co.+						877,625	—	877,625
			Cyprus				2.7%	2.0%
—	1,002,192	1,002,192	Marfin Popular Bank Public Co.						—	8,209,259	8,209,259
			Egypt			0.8%		0.2%
5,500	—	5,500	Orascom Construction Industries GDR						823,954	—	823,954
			France			4.1%	4.2%	4.2%
7,000	—	7,000	Alstom						1,520,595	—	1,520,595
28,600	—	28,600	Suez SA						1,879,027	—	1,879,027
—	182,189	182,189	Veolia Environnement						—	12,699,674	12,699,674
15,200	—	15,200	Vinci SA						1,100,720	—	1,100,720
			Germany			12.0%	16.4%	15.2%
6,400	—	6,400	Allianz SE						1,268,999	—	1,268,999
33,300	107,662	140,962	Bayer AG						2,667,254	8,623,479	11,290,733
—	208,000	208,000	Bayerische Motoren Werke AG						—	11,484,607	11,484,607
—	125,915	125,915	Continental AG						—	12,831,188	12,831,188
10,800	—	10,800	E.ON AG						1,998,418	—	1,998,418
33,100	—	33,100	Fresenius Medical Care AG						1,664,529	—	1,664,529
11,200	—	11,200	MAN AG						1,486,295	—	1,486,295
11,200	—	11,200	Merck KGaA						1,380,833	—	1,380,833
—	476,700	476,700	MLP AG						—	6,783,837	6,783,837
6,600	—	6,600	Muenchener Rueckversicherungs-Gesellschaft AG						1,290,169	—	1,290,169
—	90,453	90,453	Siemens AG						—	9,816,238	9,816,238
16,600	—	16,600	Stada Arzneimittel AG						1,208,780	—	1,208,780
			Greece			2.8%		0.7%
394,700	—	394,700	Alapis Holding Industrial and Commercial SA+						1,356,253	—	1,356,253
31,759	—	31,759	National Bank of Greece SA						1,686,158	—	1,686,158
			Hong Kong			2.9%		0.8%

3

Shares									Market Value (Note 2)
International Equity Fund	Focused International Portfolio	Pro Forma Combined	Security Description	Coupon	Maturity Date	International Equity Fund	Focused International Portfolio	Pro Forma Combined	International Equity Fund(1)	Focused International Portfolio(1)	Pro Forma Combined(1)
43,945	—	43,945	Cheung Kong Holdings, Ltd.						632,236	—	632,236
17,400	—	17,400	China Mobile Ltd ADR						1,305,174	—	1,305,174
413,500	—	413,500	Hong Kong & China Gas Co., Ltd.						1,249,198	—	1,249,198
91,000	—	91,000	Peregrine Investments Holdings, Ltd.+(2)(3)						0	—	0
			India			0.6%		0.1%
31,200	—	31,200	Bharti Airtel, Ltd.+						638,274	—	638,274
			Indonesia			0.5%		0.1%
10,059,500	—	10,059,500	Bakrie and Brothers Tbk PT+						561,563	—	561,563
			Israel			2.5%		0.6%
86,300	—	86,300	Israel Chemicals Ltd.						1,207,596	—	1,207,596
31,500	—	31,500	Teva Pharmaceutical Industries, Ltd. ADR						1,454,985	—	1,454,985
			Italy			3.0%		0.8%
44,000	—	44,000	Saipem SpA						1,779,153	—	1,779,153
225,100	—	225,100	UniCredito Italiano SpA						1,504,784	—	1,504,784
			Japan			13.7%	15.9%	15.3%
187,000	—	187,000	Aioi Insurance Co., Ltd.						1,052,574	—	1,052,574
—	784,000	784,000	Daiwa Securities Group, Inc.						—	6,825,059	6,825,059
60,000	—	60,000	Japan Steel Works, Ltd.						1,042,801	—	1,042,801
266	—	266	Japan Tobacco, Inc.						1,333,704	—	1,333,704
19,300	—	19,300	JFE Holdings, Inc.						869,772	—	869,772
92,000	—	92,000	Kawasaki Kisen Kaisha, Ltd.						911,111	—	911,111
—	252,700	252,700	Komatsu, Ltd.						—	7,166,390	7,166,390
184,000	—	184,000	Marubeni Corp.						1,367,455	—	1,367,455
57,000	—	57,000	Matsushita Electric Industrial Co., Ltd.						1,238,509	—	1,238,509
399,000	—	399,000	Mitsui Matsushima Co Ltd						866,924	—	866,924
106,000	—	106,000	Nihon Nohyaku Co., Ltd.						991,430	—	991,430
1,800	45,600	47,400	Nintendo Co., Ltd.						932,466	23,622,465	24,554,931
—	167,000	167,000	Rohm Co., Ltd.						—	10,369,416	10,369,416
54,000	—	54,000	Sumitomo Metal Mining Co., Ltd.						1,012,198	—	1,012,198
128	—	128	Sumitomo Mitsui Financial Group, Inc.						845,145	—	845,145
53,700	—	53,700	Tokyo Steel Manufacturing Co., Ltd.						740,992	—	740,992
10,500	—	10,500	Toyo Tanso Co., Ltd.						985,897	—	985,897
13,900	—	13,900	Toyota Motor Corp.						700,517	—	700,517
			Luxembourg			1.4%		0.4%
18,700	—	18,700	ArcelorMittal						1,531,247	—	1,531,247
			Mexico			2.4%		0.6%
748,200	—	748,200	Axtel SAB de CV+						1,609,901	—	1,609,901
173,400	—	173,400	Empresas ICA SAB de CV+						1,034,429	—	1,034,429
			Norway			4.5%		1.2%
116,900	—	116,900	DnB NOR ASA						1,781,687	—	1,781,687
44,000	—	44,000	Statoil ASA						1,323,044	—	1,323,044
30,500	—	30,500	Yara International ASA						1,772,659	—	1,772,659
			Portugal				1.7%	1.3%
—	218,536	218,536	Galp Energia SGPS SA						—	5,212,366	5,212,366
			Russia			0.9%	1.4%	1.2%
23,800	—	23,800	Uralkali+						975,587	—	975,587
216	—	216	Uralkali GDR+						8,856	—	8,856
—	40,513	40,513	Wimm-Bill-Dann Foods ADR						—	4,151,772	4,151,772
			Singapore			0.5%	7.8%	5.9%
—	1,564,000	1,564,000	CapitaLand, Ltd.						—	7,295,360	7,295,360
192,700	—	192,700	Cosco Corp. Singapore, Ltd.						522,245	—	522,245
—	865,000	865,000	Keppel Corp., Ltd.						—	6,267,509	6,267,509
—	3,293,000	3,293,000	Wilmar International, Ltd. +						—	10,078,707	10,078,707

4

Shares									Market Value (Note 2)
International Equity Fund	Focused International Portfolio	Pro Forma Combined	Security Description	Coupon	Maturity Date	International Equity Fund	Focused International Portfolio	Pro Forma Combined	International Equity Fund(1)	Focused International Portfolio(1)	Pro Forma Combined(1)
			South Africa			2.1%		0.6%
66,200	—	66,200	Exxaro Resources, Ltd.						903,562	—	903,562
120,300	—	120,300	Murray & Roberts Holdings, Ltd.						1,417,263	—	1,417,263
			South Korea			3.5%	3.9%	3.8%
12,100	—	12,100	Hyundai Steel Co.+						848,629	—	848,629
12,700	—	12,700	LG Electronics, Inc.						1,632,170	—	1,632,170
—	18,500	18,500	Samsung Electronics Co., Ltd.						—	11,755,382	11,755,382
24,400	—	24,400	Shinhan Financial Group Co., Ltd.						1,289,266	—	1,289,266
			Spain			4.3%		1.1%
114,100	—	114,100	Banco Santander Central Hispano SA						2,273,307	—	2,273,307
42,100	—	42,100	Indra Sistemas SA						1,212,327	—	1,212,327
39,300	—	39,300	Telefonica SA						1,129,216	—	1,129,216
			Sweden			1.8%		0.5%
31,500	—	31,500	Hennes & Mauritz AB, Class B						1,937,947	—	1,937,947
			Switzerland			5.9%	23.2%	18.6%
—	177,236	177,236	Actelion, Ltd. +						—	9,670,100	9,670,100
—	261,000	261,000	Adecco SA						—	15,087,602	15,087,602
12,500	—	12,500	Compagnie Financiere Richemont SA						701,960	—	701,960
—	101,136	101,136	Credit Suisse Group						—	5,146,705	5,146,705
—	151,581	151,581	Holcim, Ltd.						—	15,917,261	15,917,261
—	74,741	74,741	Lonza Group AG						—	9,919,978	9,919,978
6,500	18,610	25,110	Nestle SA						3,249,430	9,303,368	12,552,798
—	175,000	175,000	UBS AG						—	5,093,544	5,093,544
7,600	—	7,600	Zurich Financial Services AG						2,395,609	—	2,395,609
			Taiwan			1.1%		0.3%
108,000	—	108,000	Hon Hai Precision Industry Co., Ltd. GDR						1,215,000	—	1,215,000
			Thailand			1.1%		0.3%
276,000	—	276,000	Bangkok Bank PCL						1,187,225	—	1,187,225
			United Kingdom			14.3%	17.8%	16.9%
57,311	—	57,311	Autonomy Corp PLC+						1,044,530	—	1,044,530
241,900	—	241,900	BP PLC						2,449,319	—	2,449,319
—	783,200	783,200	British Sky Broadcasting Group PLC						—	8,679,449	8,679,449
—	711,700	711,700	Carpetright PLC						—	10,768,147	10,768,147
—	4,653,900	4,653,900	Enodis PLC						—	12,858,878	12,858,878
—	562,400	562,400	GlaxoSmithKline PLC						—	11,917,919	11,917,919
80,000	—	80,000	HSBC Holdings PLC						1,317,593	—	1,317,593
123,700	—	123,700	Inmarsat PLC						1,090,457	—	1,090,457
87,300	—	87,300	Prudential PLC						1,152,764	—	1,152,764
7,300	—	7,300	Rio Tinto PLC						757,938	—	757,938
191,612	—	191,612	Smith & Nephew PLC						2,534,251	—	2,534,251
231,700	1,296,252	1,527,952	Tesco PLC						1,750,155	9,791,290	11,541,445
880,500	—	880,500	Vodafone Group PLC						2,636,530	—	2,636,530
11,700	—	11,700	Xstrata PLC						819,316	—	819,316
			United States			0.0%		0.0%
40	—	40	SoftBrands, Inc.+						41	—	41

			TOTAL COMMON STOCK			96.4%	96.8%	96.7%	104,462,263	292,935,503	397,397,766

			EXCHANGE TRADED FUNDS			1.9%		0.5%
			United States			1.3%		0.3%
46,700	—	46,700	iShares MSCI Canada Index Fund						1,415,010	—	1,415,010
			France			0.6%		0.2%
3,900	—	3,900	streetTRACKS MSCI Europe+						729,365	—	729,365

5

Shares									Market Value (Note 2)
International Equity Fund	Focused International Portfolio	Pro Forma Combined	Security Description	Coupon	Maturity Date	International Equity Fund	Focused International Portfolio	Pro Forma Combined	International Equity Fund(1)	Focused International Portfolio(1)	Pro Forma Combined(1)
			TOTAL EXCHANGE TRADED FUNDS			1.9%	0.0%	0.5%	2,144,375	—	2,144,375

			RIGHTS +			0.1%		0.0%
			Indonesia			0.1%		0.0%
59,854,025	—	59,854,025	PT Bakrie and Brothers Tbk						65,023	—	65,023

						0.1%	0.0%	0.0%	65,023	—	65,023

			TOTAL LONG TERM INVESTMENT SECURITIES			98.4%	96.8%	97.2%	106,671,661	292,935,503	399,607,164

Principal Amount			SHORT TERM INVESTMENT SECURITIES TIME DEPOSIT
$—	$2,413,000.00	$2,413,000	Euro Time Deposit with State Street Bank & Trust Co.	1.00%	4/1/08	—	0.8%	0.6%	—	2,413,000	2,413,000

			REPURCHASE AGREEMENTS
681,000	—	681,000	Agreement with State Street Bank & Trust Co., bearing interest at 0.50%, dated 03/31/08, to be repurchased 04/01/08 in the amount of $681,009 and collateralized by $600,000 of United States Treasury Bonds bearing interest at 5.38% due 02/15/31 and having an approximate value of $694,853	0.50%	4/1/08		3.8%	0.2%	681,000	—	681,000

—	11,303,000.00	11,303,000	State Street Bank & Trust Co. Joint Repurchase Agreement	0.50%	4/1/08	0.6%		2.7%	—	11,303,000	11,303,000

			TOTAL REPURCHASE AGREEMENTS			0.6%	3.8%	2.9%	681,000	11,303,000	11,984,000

			TOTAL INVESTMENTS			99.0%	101.4%	100.7%	107,352,661	306,651,503	414,004,164
			(cost $103,392,605; $322,129,435; $425,522,040)
			Liabilities in excess of other assets (4)				-1.4%	-0.7%		(3,751,930)	(2,708,814)
			Other assets less liabilities			1.0%			1,043,892

			NET ASSETS			100.0%	100.0%	100.0%	$108,396,553	$302,899,573	$411,295,350

6

+	Non-income producing security
(1)	A substantial number of International Equity Fund, Focused International Portfolio and the combined Pro Forma holdings were valued using fair value procedures at March 31, 2008. At March 31, 2008, the aggregate value of these securities was $97,767,817, $274,701,136 and $372,468,953, respectively, representing 90.2%, 90.7% and 90.6%, respectively, of net assets. See Note 2 regarding fair value pricing procedures for foreign equity securities.
(2)	Fair valued security. See Note 2.
(3)	Illiquid security
(4)	Includes adjustment for the remaining balances of any prepaid expenses of the Focused International Portfolio to be expensed prior to the reorganization.

ADR - American Depository Receipt

GDR - Global Depository Receipt

7

Focused International Portfolio and Pro Forma Combined

Open Forward Foreign Currency Contracts

	Contract to Deliver		In Exchange For	Delivery Date	Gross Unrealized Appreciation
CHF	2,350,000	USD	2,371,629	03/17/2009	$13,998
GBP	4,510,000	USD	8,993,752	06/23/2008	102,018
GBP	4,050,000	USD	8,207,021	04/21/2008	181,359
GBP	3,270,000	USD	6,645,948	04/04/2008	158,015

					$455,390

	Contract to Deliver		In Exchange For	Delivery Date	Gross Unrealized Appreciation
CHF	1,513,000	USD	1,348,004	05/09/2008	$(175,765)
CHF	560,000	USD	509,907	05/23/2008	(54,056)
CHF	2,180,000	USD	2,046,699	08/29/2008	(146,912)
CHF	4,750,000	USD	4,143,225	06/07/2008	(639,412)
EUR	2,065,000	USD	3,195,670	03/31/2009	(4,995)
EUR	1,940,000	USD	2,885,556	02/27/2009	(126,109)
EUR	1,805,000	USD	2,672,844	05/23/2008	(170,513)
GBP	2,960,000	USD	5,828,240	07/08/2008	(417)
GBP	2,730,000	USD	5,338,515	07/22/2008	(31,051)

					$(1,349,230)

Net Unrealized Appreciation (Depreciation)					$(893,840)

CHF - Swiss Franc

EUR - Euro Dollar

GBP - Pound Sterling

USD - United States Dollar

8

Industry Allocation*	International Equity Fund	Focused International Portfolio	Pro Forma Combined
Medical-Drugs	3.3%	7.1%	6.1%
Toys	0.9	7.8	6.0
Electronic Components-Semiconductors	—	7.3	5.4
Banks-Commercial	10.3	2.7	4.7
Diversified Operations	—	6.3	4.6
Finance-Investment Banker/Broker	—	5.7	4.1
Building Products-Cement	—	5.2	3.9
Human Resourses	—	5.0	3.7
Rubber-Tires	—	4.2	3.1
Food-Retail	2.8	3.2	3.1
Water	—	4.2	3.1
Food-Misc.	3.0	3.1	3.0
Chemicals-Diversified	3.6	2.9	3.0
Auto-Cars/Light Trucks	0.6	3.8	3.0
Repurchase Agreements	0.6	3.8	2.9
Retail-Building Products	—	3.6	2.6
Agricultural Operations	—	3.3	2.4
Chemicals-Specialty	—	3.3	2.4
Diversified Manufacturing Operations	—	3.3	2.4
Televison	—	2.9	2.1
Real Estate Operations & Development	0.6	2.4	1.9
Machinery-Construction & Mining	—	2.4	1.7
Investment Management/Advisor Services	—	2.2	1.6
Gas-Distribution	1.1	1.7	1.6
Oil Companies-Integrated	5.8	—	1.5
Finance-Other Services	—	1.8	1.4
Food-Dairy Products	—	1.4	1.0
Steel-Producers	3.7	—	1.0
Cellular Telecom	3.6	—	1.0
Electric-Integrated	3.6	—	0.9
Agricultural Chemicals	3.4	—	0.9
Insurance-Multi-line	3.4	—	0.9
Medical Products	2.9	—	0.8
Machinery-General Industrial	2.8	—	0.7
Diversified Minerals	2.7	—	0.7
Telephone-Integrated	2.5	—	0.7
Coal	2.4	—	0.6
Time Deposits	—	0.8	0.6
Building & Construction-Misc.	2.1	—	0.5
Index Fund	2.0	—	0.5
Building-Heavy Construction	2.0	—	0.5
Retail-Apparel/Shoe	1.8	—	0.5
Oil-Field Services	1.6	—	0.4
Dialysis Centers	1.5	—	0.4
Electric Products-Misc.	1.5	—	0.4
Medical-Generic Drugs	1.3	—	0.4
Transport-Marine	1.3	—	0.4
Medical-Wholesale Drug Distribution	1.3	—	0.4
Import/Export	1.2	—	0.3
Tobacco	1.2	—	0.3
Insurance-Reinsurance	1.2	—	0.3

9

Industry Allocation*	International Equity Fund	Focused International Portfolio	Pro Forma Combined
Diversified Financial Services	1.2	—	0.3
Miscellaneous Manufacturing	1.1	—	0.3
Engineering/R&D Services	1.1	—	0.3
Audio/Video Products	1.1	—	0.3
Electronic Components-Misc.	1.1	—	0.3
Computer Services	1.1	—	0.3
Insurance-Life/Health	1.1	—	0.3
Satellite Telecom	1.0	—	0.3
Insurance-Property/Casualty	1.0	—	0.3
Machinery-Material Handling	1.0	—	0.3
Enterprise Software/Service	1.0	—	0.2
Metal-Diversified	0.7	—	0.2
Retail-Jewelry	0.7	—	0.2
Non-Ferrous Metals	0.6	—	0.2
Telecom Services	0.6	—	0.2
Metal Processors & Fabrication	0.6	—	0.2
Paper & Related Products	0.4	—	0.1

	99.0%	101.4%	100.7%

*	Calculated as a percentage of net assets

As of March 31, 2008, all of the securities held by the Focused International Portfolio would comply with the compliance guidelines and/or investment restrictions of the International Equity Fund. Securities may be sold due to differing management style.

See Notes to Pro Forma Combined Financial Statements

10

PRO FORMA COMBINED FUND CONDENSED STATEMENT OF

ASSETS AND LIABILITIES AS OF MARCH 31, 2008 (UNAUDITED)

	International Equity Fund	Focused International Portfolio	Pro Forma Adjustments		Pro Forma Combined
ASSETS:
Long-term investment securities, at market value (unaffiliated)*	$106,671,661	$292,935,503			$399,607,164
Short-term investment securities, at market value (unaffiliated)*	—	2,413,000			2,413,000
Repurchase agreements (cost approximates market value)	681,000	11,303,000			11,984,000

Total investments	107,352,661	306,651,503			414,004,164

Cash	—	1,575			1,575
Foreign cash*	273,218	—			273,218
Receivable for:
Fund shares sold	76,490	38,304			114,794
Dividends and interest	781,445	1,537,173			2,318,618
Investments sold	1,457,390	—			1,457,390
Prepaid expenses and other assets	2,310	776	(776	) A	2,310
Due from investment adviser for expense reimbursements/fee waivers	3,272	28,507			31,779
Unrealized appreciation on forward foreign currency contracts	—	455,390			455,390

Total assets.	109,946,786	308,713,228	(776)		418,659,238

LIABILITIES:
Payable for:
Fund shares redeemed	169,148	112,727			281,875
Investments purchased	1,093,667	3,713,563			4,807,230
Investment advisory and management fees	92,621	320,883			413,504
Distribution and service maintenance fees	52,898	118,599			171,497
Transfer agent fees and expenses	35,568	65,252			100,820
Trustees’/Directors’ fee and expenses	18,663	13,849			32,512
Other accrued expenses	86,709	119,552			206,261
Unrealized depreciation on forward foreign currency contracts	—	1,349,230			1,349,230
Due to custodian	959	—			959

Total liabilities	1,550,233	5,813,655			7,363,888

Net Assets	$108,396,553	$302,899,573	$(776)		$411,295,350

NET ASSETS REPRESENTED BY:
Shares of beneficial interest/Common stock, $.01/$.0001 par value	$68,693	$1,880	$187,282	B	$257,855
Paid-in capital	115,728,106	300,792,320	(187,282	) B	416,333,144

	115,796,799	300,794,200			416,590,999
Accumulated undistributed net investment income (loss)	(266,861)	2,015,156	(776	) A	1,747,519

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	International Equity Fund	Focused International Portfolio	Pro Forma Adjustments		Pro Forma Combined
Accumulated undistributed net realized gain (loss) on investments, futures contracts, options contracts, foreign exchange transactions	(11,105,454)	16,429,591			5,324,137
Unrealized appreciation (depreciation) on investments	3,960,056	(15,477,932)			(11,517,876)
Unrealized foreign exchange gain (loss) on other assets and liabilities	12,013	(861,442)			(849,429)

Net Assets	$108,396,553	$302,899,573	$(776)		$411,295,350

*Cost
Long-term investment securities (unaffiliated)	$102,711,605	$308,413,435			$411,125,040

Short-term investment securities (unaffiliated)	$—	$2,413,000			$2,413,000

Foreign cash	$272,974	$—			$272,974

Class A:
Net assets	$64,360,479	$250,703,890	$(643	) A	$315,063,726
Shares of beneficial interest issued and outstanding/Shares outstanding	3,961,820	15,440,946	(13,054	) B	19,389,712
Net asset value and redemption price per share	$16.25	$16.24			$16.25
Maximum sales charge (5.75% of offering price)	0.99	0.99			0.99

Maximum offering price to public	$17.24	$17.23			$17.24

Class B:
Net assets	$15,899,072	$15,703,108	$(40	) A	$31,602,140
Shares of beneficial interest issued and outstanding/Shares outstanding	1,062,005	1,009,119	39,85	0 B	2,110,974

Net asset value, offering and redemption price per share (excluding any applicable contingent deferred sales charge)	$14.97	$15.56			$14.97

Class C:
Net assets	$21,988,891	$36,492,575	$(93	) A	$58,481,373
Shares of beneficial interest issued and outstanding/Shares outstanding	1,470,160	2,350,511	88,82	6 B	3,909,497

Net asset value, offering and redemption price per share (excluding any applicable contingent deferred sales charge)	$14.96	$15.53			$14.96

Class I:
Net assets	$6,148,111	$—			$6,148,111
Shares of beneficial interest issued and outstanding	375,267	—			375,267

Net asset value, offering and redemption price per share	$16.38	$—			$16.38

(A)	To adjust for the remaining balances of any prepaid expenses of the Focused International Portfolio to be expensed prior to the reorganization.
(B)	To adjust for a tax free exchange of Focused International Portfolio shares for shares of International Equity Fund.

See Notes to Pro Forma Combined Financial Statements

12

PRO FORMA COMBINED FUND CONDENSED STATEMENT OF OPERATIONS

FOR THE TWELVE MONTH PERIOD ENDED MARCH 31, 2008 (UNAUDITED)

	International Equity Fund	Focused International Portfolio	Pro Forma Adjustments		Pro Forma Combined
INVESTMENT INCOME:
Dividends (unaffiliated)	$2,854,794	$9,461,731			$12,316,525
Interest (unaffiliated)	40,924	327,424			368,348

Total investment income*	2,895,718	9,789,155			12,684,873

EXPENSES:
Investment advisory and management fees	1,235,520	4,482,790	(904,185	) C	4,814,125
Distribution and service maintenance fees
Class A	247,989	1,031,166			1,279,155
Class B	196,514	196,390			392,904
Class C	250,928	443,653			694,581
Service fees Class I	19,887	—			19,887
Transfer agent fees and expenses
Class A	183,406	666,191			849,597
Class B	59,415	54,577			113,992
Class C	65,895	109,998			175,893
Class I	18,045	—			18,045
Registration fees
Class A	14,535	26,424	(1,259	) C	39,700
Class B	10,646	10,481	(827	) C	20,300
Class C	9,472	11,282	(854	) C	19,900
Class I	10,105	—			10,105
Custodian and accounting fees	138,578	363,815	(24,793	) C	477,600
Reports to shareholders	41,404	41,387	(4,991	) C	77,800
Audit and tax fees	39,327	—			39,327
Legal fees	12,012	14,742	(6,754	) C	20,000
Trustees’/Directors’ fees and expenses	9,467	27,782			37,249
Interest expense	4,910	3,364			8,274
Other expenses	15,322	18,048	(16,370	) C	17,000

Total expenses before fee waivers, expense reimbursements, expense recoupments, custody credits and fees paid indirectly	2,583,377	7,502,090	(960,033)		9,125,434
Net (fees waived and expenses reimbursed)/recouped by investment adviser	38,303	(129,817)	176,449	D	84,935
Custody credits earned on cash balances	(8,237)	(4,025)			(12,262)
Fees paid indirectly	(1,910)	(341)			(2,251)

Net expenses	2,611,533	7,367,907	(783,584)		9,195,856

Net investment income (loss)	284,185	2,421,248	783,584		3,489,017

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on investments (unaffiliated)	10,421,361	47,169,402			57,590,763
Net realized foreign exchange gain (loss) on other assets and liabilities	(21,327)	(852,821)			(874,148)

Net realized gain (loss) on investments and foreign currencies	10,400,034	46,316,581			56,716,615

Change in unrealized appreciation (depreciation) on investments (unaffiliated)	(10,455,267)	(67,714,341)			(78,169,608)
Change in unrealized foreign exchange gain (loss) on other assets and liabilities	5,123	(851,429)			(846,306)
Change in accrued capital gains tax on unrealized appreciation (depreciation)	7,115	—			7,115

Net unrealized gain (loss) on investments and foreign currencies	(10,443,029)	(68,565,770)			(79,008,799)
Net realized and unrealized gain (loss) on investments and foreign currencies	(42,995)	(22,249,189)			(22,292,184)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$241,190	$(19,827,941)	$783,584		$(18,803,167)

* Net of foreign withholding taxes on interest and dividends of	$269,831	$779,678			$1,049,509

* Net of foreign withholding taxes on capital gains of	$7,121	$—			$7,121

(C)	Reflects adjustments to expenses based on surviving fund’s fee schedules and combined net assets and duplicate services or fees.
(D)	Reflects adjustments to (fees waived and expenses reimbursed)/recouped by investment advisor based on pro forma expenses.

See Notes to Pro Forma Combined Financial Statements

13

Notes to Pro Forma Combined Fund Financial Statements as of March 31, 2008 (Unaudited)

NOTE 1 - BASIS OF PRO FORMA PRESENTATION

The pro forma unaudited financial statements and the accompanying pro forma schedule of investments give effect to the proposed Agreement and Plan of Reorganization between the International Equity Fund and the Focused International Portfolio and the consummation of the Reorganization. The Reorganization would involve the transfer of the assets of the Focused International Portfolio in exchange for the assumption of liabilities of the Focused International Portfolio and shares of the International Equity Fund. The statement of assets and liabilities and the related statement of operations of the Focused International Portfolio and the International Equity Fund have been combined as of and for the twelve months ended March 31, 2008. Following the Reorganization, the International Equity Fund will be the accounting survivor as well as the legal survivor. In accordance with accounting principles generally accepted in the United States, the historical cost of investment securities will be carried forward to the surviving fund and the results of operations for pre-combination periods of the surviving fund will not be restated. AIG SAAMCo, AIG Global Investment Corp., or their affiliates will pay the cost of the Reorganization other than any transaction costs relating to the sale of the Focused International Portfolio’s portfolio securities prior to or after the Reorganization as described in the Agreement and plan of Reorganization.

The preparation of pro forma combined financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the pro forma combined financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The Pro Forma Statements should be read in conjunction with the historical financial statements of the International Equity Fund and the Focused International Portfolio which are incorporated by reference into their respective Statements of Additional Information.

NOTE 2 - VALUATION

Stocks are generally valued based upon closing sales prices reported on recognized securities exchanges. Stocks listed on the NASDAQ are valued using the NASDAQ Official Closing Price (“NOCP”). Generally, the NOCP will be the last sale price unless the reported trade for the stock is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. For listed securities having no sales reported and for unlisted securities, such securities will be valued based upon the last reported bid price.

As of the close of regular trading on the New York Stock Exchange (“NYSE”), securities traded primarily on security exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. If a security’s price is available from more than one exchange, a portfolio uses the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price a Fund’s shares, and the Fund may determine that certain closing prices are unreliable. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If a Fund determines that closing prices do not reflect the fair value of the securities, the Fund will adjust the previous closing prices in accordance with pricing procedures approved by the Board of Trustees (the “Board”) to reflect what it believes to be the fair value of the securities as of the close of regular trading on the NYSE. The Fund may also fair value securities in other situations, for example, when a particular foreign market is closed but a Fund is open. For foreign equity securities, the Fund uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.

Non-convertible bonds and debentures, other long-term debt securities, and short term debt securities with maturities in excess of 60 days, are valued at bid prices obtained for the day of valuation from a bond pricing service, when such prices are available. If a vendor quote is unavailable the securities may be priced at the mean of two independent quotes obtained from brokers.

Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, are amortized to maturity based on the value determined on the 61st day.

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

14

Securities for which market quotations are not readily available or if a development/significant event occurs that may significantly impact the value of the security, then these securities are valued, as determined pursuant to procedures adopted in good faith by the Board.

NOTE 3 - CAPITAL SHARES

The pro forma combined net asset value per share assumes the issuance of additional shares of the International Equity Fund which would have been issued at March 31, 2008 in connection with the proposed reorganization. The amount of additional shares assumed to be issued was calculated based on the March 31, 2008 net asset value of the International Equity Fund Class A ($16.25), Class B ($14.97), and Class C ($14.96).

The pro forma number of shares outstanding are determined as follows:

	Class A	Class B	Class C	Class I
Shares of International Equity Fund	3,961,820	1,062,005	1,470,160	375,267
Additional Shares to be issued to Focused International Portfolio	15,427,892	1,048,969	2,439,337	—
Pro Forma Shares outstanding	19,389,712	2,110,974	3,909,497	375,267

These pro forma financial statements assume that all shares of the Focused International Portfolio Class A, Class B, and Class C outstanding on March 31, 2008 were exchanged, tax free, for the International Equity Fund Class A, Class B, and Class C shares, respectively.

NOTE 4 - PRO FORMA OPERATING EXPENSES

The Pro Forma Statement of Operations assumes expense adjustments based on the agreements of the International Equity Fund, the surviving entity. Certain accounts have been adjusted to reflect the expenses of the combined entity more closely. Pro forma operating expenses include the expenses of the International Equity Fund and the Focused International Portfolio combined, adjusted for certain items which are factually supportable. Advisory fees have been charged to the combined entity based upon the contract in effect for the International Equity Fund at the level of assets of the combined fund for the stated period.

NOTE 5 - FEDERAL INCOME TAXES

Each fund has elected to be taxed as a “regulated investment company” under the Internal Revenue Code. After the merger, the International Equity Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code. Certain capital loss carryforward amounts may be subject to limitations on their use pursuant to applicable U.S. Federal Income Tax Law.

15